As filed with the Securities and Exchange Commission on May 10, 2013

Securities Act File No. 333-172858

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1

[  ] Post-Effective Amendment No. __

(Check appropriate box or boxes)

ROYCE GLOBAL VALUE TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

745 Fifth Avenue
New York, NY 10151
(Address of Principal Executive Offices)
Telephone Number: (212) 508-4500
(Area Code and Telephone Number)

John E. Denneen, Esq.
Royce & Associates, LLC
745 Fifth Avenue
New York, NY 10151
(Name and Address of Agent for Service)

Copy to:

Frank P. Bruno, Esq.
Sidley Austin llp
787 Seventh Avenue
New York, New York 10019-6018

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.001 per share, of Royce Global Value Trust, Inc.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

Title of Securities Being Registered	Amount being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	100,000	$10(2)	$1,000,000	$116.10(3)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	No separate consideration will be received for shares to be distributed to the common shareholders of Royce Value Trust, Inc.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1. Letter to Stockholders of Royce Value Trust, Inc. (“Value Trust”)

2. Questions and Answers for Stockholders of Value Trust

3. Notice of Special Meeting of Stockholders of Value Trust

4. Combined Prospectus/Proxy Statement regarding the proposed Transaction

5. Statement of Additional Information regarding the proposed Transaction

6. Part C Information

7. Exhibits

ROYCE VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

[ ], 2013

Dear Stockholder:

You are cordially invited to attend a special stockholder meeting (the “Special Meeting”) of Royce Value Trust, Inc., a Maryland corporation (“Value Trust”) to be held on [ ], [ ], 2013. At the Special Meeting, stockholders will be asked to approve a proposal to contribute a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments, unappreciated common stock and unappreciated preferred stock) to a newly-organized, diversified, closed-end management investment company, Royce Global Value Trust, Inc., a Maryland corporation (“Global Trust”), and to distribute to common stockholders shares of common stock of Global Trust. The enclosed Combined Prospectus/Proxy Statement describes the proposal in detail. The contribution of such Value Trust assets to Global Trust and the subsequent distribution of the Global Trust’s common stock to Value Trust common stockholders are referred to as the “Transaction.”

Stockholders will also be asked to approve a proposal to amend a Value Trust investment restriction. The amended restriction will expressly permit spin-off transactions, such as the Transaction, and will permit the distribution of Global Trust common stock without violating the prohibition on Value Trust underwriting securities of other issuers. In addition, the amended investment restriction will give Value Trust the flexibility to invest in restricted securities to a greater extent by removing the limitation that Value Trust may not invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

The Transaction is being proposed because the Board of Directors of Value Trust (the “Value Trust Board”) has determined that an investment in foreign securities could provide attractive opportunities for capital growth as well as the benefits of non-U.S. geographic diversification. The Value Trust Board has determined that the Transaction will provide Value Trust common stockholders with a new closed-end fund that is able to invest a significantly greater percentage of its assets in foreign securities than Value Trust currently can in order to take advantage of these potential opportunities.

To enable Value Trust’s common stockholders to participate more directly in these opportunities, we are proposing to contribute approximately $100 million of Value Trust’s assets to Global Trust. If approved, each Value Trust common stockholder would receive one share of Global Trust for the number of whole common shares of Value Trust owned on the distribution record date that will produce a total distribution of approximately $100 million. Based on the net asset valuation of Value Trust as of March 31, 2013, a contribution of assets with a value of approximately $100 million would result in a distribution of one (1) share of Global Trust for every seven (7) shares of Value Trust common stock. The $100 million target size was established by the Value Trust Board to ensure that Global Trust has sufficient assets to conduct its investment program with a reasonable expense ratio. No commission or other sales charge would be imposed in connection with your receipt of shares of Global Trust common stock as part of the Transaction. Global Trust expects to distribute its net investment income and net realized capital gains annually, with its first distribution anticipated at year-end 2013.

We believe this proposal represents an attractive opportunity for the common stockholders of Value Trust, and we urge you to carefully consider the merits of this proposal.

Please note that the proposed Transaction will not change Value Trust’s 5% distribution policy. Value Trust will continue to make quarterly distributions to its common stockholders.

The Value Trust Board has determined that the proposed Transaction is in the best interests of Value Trust and its common stockholders, and unanimously recommends that you vote “FOR” the proposed Transaction. The Value Trust Board also unanimously recommends that you vote “FOR” the proposed amendment to the investment restriction.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

●	By touch-tone telephone;
●	By internet; or
●	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Special Meeting.

If you do not vote using one of these methods, you may be called by [ ], our proxy solicitor, to authorize a proxy to vote your shares.

As always, we appreciate your support.

Sincerely,

Charles M. Royce

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a stockholder meeting being held?

A: You are being asked to consider and vote upon a proposal to contribute a portion of the assets of Royce Value Trust, Inc., a Maryland corporation (“Value Trust”) (such contributed assets are anticipated to consist largely or exclusively of cash, short-term fixed income instruments, unappreciated common stock and unappreciated preferred stock) to a newly-organized, diversified, closed-end management investment company, Royce Global Value Trust, Inc., a Maryland corporation (“Global Trust”), and to distribute to common stockholders of Value Trust approximately $100 million of Value Trust’s assets in the form of shares of common stock of Global Trust. The contribution of such Value Trust assets to Global Trust and the subsequent distribution of the Global Trust’s common stock to Value Trust common stockholders is referred to as the “Transaction”. If the proposed Transaction is approved and completed, Value Trust common stockholders will become common stockholders of Global Trust, and will also remain common stockholders of Value Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Transaction and more complete description of Global Trust.

You are also being asked to consider and vote upon a proposal to amend an investment restriction of Value Trust, which currently prohibits (i) underwriting the securities of other issuers, and (ii) investing in restricted securities unless such securities are redeemable shares issued by money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The amended restriction will allow Value Trust to act as an underwriter, as defined under the Securities Act of 1933, in the limited circumstances of selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions (such as the Transaction) and other reorganization transactions involving Value Trust. This proposal will facilitate the Transaction by clearly providing that the Transaction does not violate the investment restrictions of Value Trust. It will also remove the restriction on Value Trust’s ability to invest in restricted securities.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Q: How does the Board of Directors suggest that I vote?

A: After careful consideration, the Board of Directors of Value Trust (the “Value Trust Board”) has determined that the proposed Transaction will benefit the common stockholders of Value Trust, and unanimously recommends that you cast your vote “FOR” the proposed Transaction. The Value Trust Board also unanimously recommends that you vote “FOR” the proposed amendment to the investment restriction.

Q: How will the Transaction affect Value Trust stockholders?

A: If stockholders of Value Trust approve the proposed Transaction, approximately $100 million of Value Trust’s assets will be contributed to Global Trust, and Value Trust will distribute to its common stockholders, approximately $100 million of shares of common stock of Global Trust. Holders of Value Trust common stock will then hold shares of both Value Trust and Global Trust. The aggregate net asset value of your Value Trust common stock and the common stock of Global Trust you receive in the Transaction, together with any cash received in lieu of fractional shares, will equal the aggregate net asset value of the shares of Value Trust you own immediately prior to the Transaction (assuming you have not sold or otherwise disposed of your shares of Value Trust common stock prior to the distribution record date).

Q: Who will advise Global Trust?

A: Royce & Associates, LLC (“Royce”) will be the investment adviser to Global Trust.

Q: Will I have to pay any commission or other similar fee in connection with the Transaction?

A: No, you will not pay any commission or other similar fee in connection with the Transaction. Also, Royce has agreed to pay the out-of-pocket costs of the Transaction.

Q: How do operating expenses paid by Global Trust compare to those payable by Value Trust?

A: The total operating expense ratio of Global Trust is expected to be higher than the total operating expense ratio of Value Trust due to the different asset levels of the Funds and the different advisory fee structure of the Funds, and due to the fact that custodial fees and other fixed fees are generally higher for funds primarily investing in foreign securities.

Q: Will I have to pay any federal taxes as a result of the Transaction?

A: Provided that Value Trust, as is expected, does not contribute securities with significant unrealized appreciation to Global Trust, the Transaction is not currently expected to increase significantly the total amount of taxable distributions received by the Value Trust stockholders for the year ending December 31, 2013, and is not expected to result in the recognition of significant taxable gain by Value Trust.

An amount equal to the fair market value of the Global Trust common stock distributed to a Value Trust common stockholder plus the amount of any cash in lieu of fractional shares of Global Trust common stock distributed to a Value Trust common stockholder (but no greater sum) will be treated as a dividend up to the amount of Global Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the Value Trust common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the Global Trust common stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Value Trust common stockholder’s tax basis in its Value Trust common stock, and, to the extent that the fair market value of the Global Trust common stock and cash then remaining exceeds the Value Trust common stockholder’s basis in its Value Trust common stock, such excess (if any) will be taxable as gain realized from a deemed sale of Value Trust common stock. Each Value Trust common stockholder will take a fair market value tax basis in the Global Trust common stock received and will have a holding period for the Global Trust common stock that begins on the day following the date of the distribution. In addition to the other information necessary to file tax returns, Value Trust will provide stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both.

Q. Will the Global Trust common stock be listed on an exchange?

A. It is expected that the Global Trust common stock will be listed on the New York Stock Exchange. Global Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth or quality of the market for Global Trust common stock.

Q: What if I sell my shares of common stock of Value Trust before the Transaction takes place?

A: The Value Trust Board is expected to declare a distribution (the “Distribution”) of all the outstanding Global Trust common stock payable to the holders of record of Value Trust common stock as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the “Distribution Date”), by the Value Trust Board promptly following stockholder approval of the Transaction. If you sell your shares of common stock of Value Trust before the Distribution Record Date and are no longer a stockholder of Value Trust as of the close of business on the Distribution Record Date, you will not receive shares of Global Trust pursuant to the Transaction. If you sell your shares of common stock of Value Trust after the Distribution Record Date, you will receive the shares of common stock of Global Trust that you would have received had you continued to hold such shares of Value Trust. However, it is anticipated that shares of Value Trust will trade with “due bills” from a date two business days prior to the Distribution Record Date through the Distribution Date, and any Value Trust stockholder who sells shares of Value Trust common stock during that period will also be selling the right to receive shares of Global Trust in connection with the Value Trust common stock sold.

Q: How do I authorize my proxy?

A: You may authorize a proxy to vote your shares by mail, telephone or internet or vote in person at the special stockholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To authorize a proxy to vote your shares by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q: When will the Transaction occur?

A: The Transaction is expected to occur [on or about] [ ].

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call Royce Funds at 1-800-221-4268 or visit our website at www.roycefunds.com where you can send us an email message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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ROYCE VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [ ], 2013

To the Stockholders:

This is to notify you that a Special Meeting of Stockholders (the “Special Meeting”) of Royce Value Trust, Inc., a Maryland corporation (“Value Trust”), will be held at the offices of Value Trust, 745 Fifth Avenue, New York, New York 10151 on [ ], [ ], 2013, at [ ] [ a.m.] (Eastern time), ], for the following purposes:

1. To consider and vote upon a proposal to contribute a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments, unappreciated common stock and unappreciated preferred stock) having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013), to a newly-organized, diversified, closed-end management investment company, Royce Global Value Trust, Inc. (“Global Trust”), and to distribute to common stockholders of Value Trust shares of common stock of Global Trust (“Global Trust Common Stock”) (“Proposal 1”); and

2. To consider and vote upon a proposal to amend an investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the [Investment Company Act of 1940, as amended],” to state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund” (“Proposal 2”).

The Board of Directors of Value Trust has set the close of business on [ ], 2013 as the record date for determining those stockholders entitled to vote at the Special Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save Value Trust the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Special Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials; please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Special Meeting.

By Order of the Board of Directors,

John E. Denneen
Secretary

[ ], 2013

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SUBJECT TO COMPLETION
PRELIMINARY COMBINED PROSPECTUS/PROXY STATEMENT
DATED MAY 10, 2013

COMBINED PROSPECTUS/PROXY STATEMENT

ROYCE VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

ROYCE GLOBAL VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

This Combined Prospectus/Proxy Statement is furnished to you as a stockholder of Royce Value Trust, Inc., a Maryland corporation (“Value Trust”). A special meeting of stockholders of Value Trust (the “Special Meeting”) will be held at the offices of Value Trust, 745 Fifth Avenue, New York, New York 10151 on [ ], [ ], 2013, at [ ] [ a.m.] (Eastern time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Stockholders of record of Value Trust as of the close of business on [ ], 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Stockholders were first sent or given to stockholders of Value Trust on or about [ ], 2013. Whether or not you expect to attend the Special Meeting or any postponement or adjournment thereof, the Board of Directors of Value Trust (the “Value Trust Board”) requests that stockholders vote their shares by completing and returning the enclosed form of proxy.

The purposes of the Special Meeting are:

1. To consider and vote upon a proposal to contribute a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments and unappreciated common stock and unappreciated preferred stock (together, such unappreciated common stock and such unappreciated preferred stock are referred to herein as “Unappreciated Equity Securities”)) having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013), to a newly-organized, diversified, closed-end management investment company, Royce Global Value Trust, Inc., a Maryland corporation (“Global Trust”), and to distribute to common stockholders of Value Trust shares of common stock of Global Trust (“Global Trust Common Stock”) (such contribution and distribution are together referred to herein as the “Transaction”) (“Proposal 1”); and

2. To consider and vote upon a proposal to amend an investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the [Investment Company Act of 1940, as amended],” to state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund” (“Proposal 2”).

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Like Value Trust, Global Trust is a closed-end, diversified management investment company. The investment goal of Value Trust is long-term capital growth. Value Trust may invest up to 25% of its assets in securities of companies headquartered outside the United States. The investment goal of Global Trust is long-term growth of capital. Under normal market circumstances, Global Trust will invest at least 80% of its net assets in equity securities, and will invest at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. A company is deemed to be “located” outside the United States if its country of organization, its headquarters and/or the principal trading market of its stock are located outside of the United States. Although there are no geographic limits on Global Trust’s investments, no more than 35% of Global Trust’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce & Associates, LLC (“Royce”), normally invests more than 65% of Value Trust’s assets in the equity securities of small- and micro-cap companies, generally with stock market capitalizations ranging from $100 million to $2.5 billion, that Royce believes are trading significantly below its estimate of their current worth. Although Global Trust may invest in the equity securities of companies of any market capitalization, Royce expects that generally a significant portion of Global Trust’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion. Value Trust may also invest up to 35% of its assets in non-convertible debt. Global Trust may also invest up to 20% of its net assets in U.S. and non-U.S. non-convertible debt.

Shares of closed-end funds often trade at a discount to net asset value. Value Trust cannot predict whether Global Trust Common Stock will trade at, below or above net asset value. Stockholders must bear the risk of loss created by the possibility that the Global Trust Common Stock may trade at a discount to net asset value.

The Combined Prospectus/Proxy Statement sets forth concisely the information stockholders of Value Trust should know before voting on the Transaction and amendment of the investment restriction and constitutes an offering of common stock of Global Trust only. Please read it carefully and retain it for future reference.

Application will be made to list Global Trust Common Stock on the New York Stock Exchange (“NYSE”). Although there is no current trading market for Global Trust Common Stock, it is expected that “when issued” trading of such shares will commence on the NYSE two business days prior to the record date set by the Value Trust Board for the distribution of the Global Trust Common Stock. If a Value Trust common stockholder sells the Global Trust Common Stock that it receives through the distribution, the stockholder may incur brokerage commissions and the sale may constitute a taxable event for the stockholder. After Global Trust Common Stock is listed on the NYSE, reports, proxy statements and other information concerning Global Trust and filed with the Securities and Exchange Commission (the “Commission”) by Global Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Value Trust common stock (“Value Trust Common Stock”) is listed on the NYSE and trades under the symbol “RVT.” Reports, proxy statements and other information concerning Value Trust and filed with the Commission by Value Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

The Statement of Additional Information dated [ ], 2013, relating to this Combined Prospectus/Proxy Statement (the “Statement of Additional Information”), is incorporated herein by reference. The Statement of Additional Information and Value Trust’s most recent annual report to stockholders are available without charge by writing to The Royce Funds, 745 Fifth Avenue, New York, NY 10151, by calling (800) 221-4268 or via the internet at www.roycefunds.com You also may view or obtain these documents from the Commission:

In Person: At the Commission’s Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549

By Phone: 202-551-8090

By Mail: Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail: publicinfo@sec.gov
(duplicating fee required)

By Internet: www.sec.gov

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Combined Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [ ], 2013.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR	42

DESCRIPTION OF CAPITAL STOCK	43

Value Trust	43
Global Trust	44
Repurchases of Securities	45
Rights Offerings	46
Certain Corporate Governance Provisions	46
Limitation of Directors’ and Officers’ Liability	48

FURTHER INFORMATION	49

REQUIRED VOTE FOR PROPOSALS	49

GENERAL VOTING INFORMATION	50

BROKER NON-VOTES AND ABSTENTIONS	53

OTHER MATTERS TO COME BEFORE THE MEETING	53

APPENDIX A INVESTMENT RESTRICTIONS	A-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Stockholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Proposed Transaction

The Value Trust Board has approved, subject to stockholder approval, the contribution of a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments and Unappreciated Equity Securities) having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013) to Royce Global Value Trust, Inc. (“Global Trust”), a newly formed investment company incorporated in the State of Maryland and wholly-owned by Value Trust, in exchange for shares of Global Trust Common Stock. All of the shares of Global Trust Common Stock will then be distributed by Value Trust to its common stockholders at an approximate rate of one (1) share of Global Trust Common Stock for every seven (7) shares held of Value Trust Common Stock. The contribution of such Value Trust assets to Global Trust and the subsequent distribution of Global Trust’s shares to Value Trust common stockholders are referred to herein as the “Transaction.” See “The Transaction.” The Transaction may result in a non-taxable return of capital to Value Trust’s common stockholders and, in certain circumstances, a taxable gain. See “— Material Federal Income Tax Consequences of the Transaction”, —Taxable Distribution”, “The Transaction — Material Federal Income Tax Consequences” and “Taxation” below.

The aggregate net asset value of the Value Trust Common Stock held by a stockholder immediately prior to the Transaction will decrease by the net asset value of the Global Trust Common Stock that such stockholder receives in the Transaction and the amount of any cash received in lieu of fractional shares.

Royce has agreed to pay the out-of-pocket costs of the Transaction. See “The Transaction — Transaction Expenses.”

Each of Value Trust and Global Trust are referred to herein as a “Fund,” and together as the “Funds.”

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended Value Trust investment restriction discussed below.

The Proposed Amendment to the Investment Restriction

The Value Trust Board has approved, subject to stockholder approval, an amendment to an investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.” The amended restriction states that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

The amended restriction will expressly permit spin-off transactions, such as the Transaction, and will permit the distribution of Global Trust common stock without violating the prohibition on Value Trust underwriting securities of other issuers. In addition, the amended investment restriction will give

Value Trust the flexibility to invest in restricted securities to a greater extent by removing the limitation that Value Trust may not invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

Royce Global Value Trust, Inc.	A newly formed investment company organized as a Maryland corporation by Value Trust and registered under the 1940 Act, as a diversified closed-end management investment company.
Comparison of Investment Goals and Policies of Value Trust and Global Trust

The investment goal of Value Trust is long-term capital growth. Value Trust normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies, generally with stock market capitalizations ranging from $100 million to $2.5 billion, that Royce believes are trading significantly below its estimate of their current worth. Value Trust may invest up to 25% of its assets in securities of issuers headquartered outside the United States. Value Trust may also invest up to 35% of its assets in non-convertible debt.

The investment goal of Global Trust is long-term growth of capital. Under normal circumstances, Global Trust will invest at least 80% of its net assets in equity securities, such as common stock and preferred stock, and at least 65% of its net assets in equity securities of companies located in at least three countries outside of the United States. A company is deemed to be “located” outside the United States if its country of organization, its headquarters and/or the principal trading market of its stock are located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. Global Trust may also invest up to 20% of its net assets in U.S. and non-U.S. non-convertible debt.

Although there are no geographic limits on Global Trust’s investments, no more than 35% of Global Trust’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

Royce will invest Global Trust’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce will base this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that generally a significant portion of the Fund’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion.

Investment Adviser to Global Trust; Advisory Fees

Royce, the investment adviser to Value Trust, will also serve as investment adviser to Global Trust.

The advisory fee structure for Global Trust will be different from that of Value Trust. Global Trust will pay Royce a monthly fee equal to 1/12 of 1.25% (1.25% on an annualized basis) of the average net assets of the Fund for each month during the term of the investment advisory agreement.

Value Trust’s advisory fee is comprised of a Basic Fee (the “Basic Fee”) that is subject to an adjustment based on the investment performance of the Fund. The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of Value Trust’s month-end net assets applicable to common stockholders, plus the liquidation value of its preferred stock, if any, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 0.05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 SmallCap Index (the “S&P 600”) for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%.

Because of the different fee structures, Global Trust’s advisory fee may be higher or lower than that of Value Trust from time to time. For the three fiscal years ended December 31, 2012, the advisory fee for Global Trust would have been higher than that of Value Trust. See “Investment Advisory Services Provided by Royce.”

Exchange Listing	Application will be made to list Global Trust Common Stock on the NYSE, subject to notice of issuance of such shares. Although there is no current trading market for Global Trust Common Stock, it is expected that “when issued” trading of such shares will commence on the NYSE two business days prior to the record date set by the Board for the distribution of the shares of common stock of Global Trust.
Material Federal Income Tax Consequences of the Transaction

Provided that Value Trust, as is expected, does not contribute securities with significant unrealized appreciation to Global Trust, the Transaction is not currently expected to increase significantly the total amount of taxable distributions received by the Value Trust stockholders for the year ending December 31, 2013, and is not expected to result in the recognition of significant taxable gain by Value Trust.

An amount equal to the fair market value of the Global Trust Common Stock distributed to a Value Trust common stockholder plus the amount of any cash in lieu of fractional shares of Global Trust Common Stock distributed to a Value Trust common stockholder (but no greater sum) will be treated as a dividend up to the amount of Global Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the Value Trust common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the Global Trust Common Stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Value Trust common stockholder’s tax basis in its Value Trust Common Stock; and, to the extent that the fair market value of the Global Trust Common Stock and cash then remaining exceeds the Value Trust common stockholder’s basis in its Value Trust Common Stock, such excess (if any) will be taxable as gain realized from a deemed sale of Value Trust Common Stock. Each Value Trust common stockholder will take a fair market value tax basis in the Global Trust Common Stock received and will have a holding period for the Global Trust Common Stock that begins on the day following the date of the distribution. In addition to the other information necessary to file tax returns, Value Trust will provide common stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both.

Global Trust has received an opinion of special tax counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction. The foregoing summary is subject to and qualified in its entirety by the discussion in “The Transaction — Material Federal Income Tax Consequences” and “Taxation” below.

Comparison of Distribution Policies of Value Trust and Global Trust	Under an existing order of exemption received from the Securities and Exchange Commission (the “Commission”) from Section 19(b) of the 1940 Act (the “Section 19(b) Exemptive Order”), Value Trust and Global Trust may distribute capital gains to stockholders more frequently than annually. Value Trust will continue to make quarterly distributions to its common stockholders at the annual rate of 5% of the rolling average of the prior four calendar quarter-end net asset values of the Fund’s common stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by Internal Revenue Service regulations. These quarterly distributions are generally reinvested in additional full and fractional shares of common stock of the applicable fund through the Fund’s Dividend Reinvestment and Cash Purchase Plan. Value Trust’s quarterly distribution policy may be changed by the Value Trust Board without stockholder approval. Global Trust plans to make distributions of any net investment income and net realized capital gains on an annual basis beginning at year-end 2013. See “Dividends, Distributions and Reinvestment Plan.”
Manner of Effecting the Distribution

The Value Trust Board is expected to authorize and cause Value Trust to declare a distribution (the “Distribution”) of all the outstanding Global Trust Common Stock payable to the holders of record of Value Trust Common Stock as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the “Distribution Date”), by Value Trust’s Board promptly following stockholder approval of the Transaction. On or about the Distribution Date, Value Trust will contribute a portion of its assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments and Unappreciated Equity Securities) having a value of approximately $100 million to Global Trust.

Value Trust will effect the Distribution on the Distribution Date by providing for the delivery of Global Trust Common Stock to Computershare Trust Company, N.A. (the “Distribution Agent”) for distribution to holders of record of Value Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) share of Global Trust Common Stock for every seven (7) shares of Value Trust Common Stock outstanding on the Distribution Record Date. All such shares of Global Trust Common Stock will be fully paid and non-assessable. Commencing on or about the Distribution Date, Global Trust Common Stock will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to stockholders. Stockholders will not receive share certificates unless they request them from the transfer agent.

No fractional shares of Global Trust Common Stock will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Value Trust Common Stock would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. The shares may be sold by the Distribution Agent at a discount or a premium to net asset value; therefore, a stockholder may receive less or more than the net asset value for any such fractional shares. Thus, a person who holds a number of shares of

Value Trust Common Stock that is not an even multiple of seven (7) will receive the appropriate number of Global Trust Common Stock and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than seven (7) shares of Value Trust Common Stock will receive no Global Trust Common Stock in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests.

No holder of Value Trust Common Stock will be required to pay any cash or other consideration for the Global Trust Common Stock received in the Distribution or to surrender or exchange shares of Value Trust Common Stock in order to receive shares of Global Trust Common Stock. The Distribution will not affect the number of, or the rights attaching to, outstanding shares of Value Trust Common Stock. See “The Transaction — Manner of Effecting the Distribution.”

Shares of Global Trust Common Stock distributed in connection with the Distribution will be freely transferable except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the Securities Act of 1933, as amended (the “1933 Act”). See “The Transaction — Manner of Effecting the Distribution.”

The Commission has issued an exemptive order in connection with the Transaction.

Special Considerations and Charter Provisions

As stockholders of a closed-end fund, Global Trust stockholders will not have the right to redeem their shares. However, shares of Global Trust Common Stock will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the 1933 Act, and stockholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE or other markets on which the shares may trade at the then current market value.

Because Global Trust has no outstanding preferred stock, all eight of its directors will be elected by the holders of Global Trust Common Stock. Upon completion of the Transaction, the eight Global Trust Directors will be divided into three classes, each having a staggered term of three years (the “Global Trust Board”). Accordingly, it likely would take at least two years to change a majority of the Global Trust Board. Vacancies on the Global Trust Board may be filled by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum, for the balance of the term of the class. In addition, Global Trust’s By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for Global Trust’s stockholders to change the majority of Directors. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

In addition, if Global Trust issues preferred stock (“Global Trust Preferred Stock”), the holders of the Global Trust Preferred Stock would have the authority to elect two directors at all times and would have separate class voting rights on specified matters including conversion of Global Trust to an open-end investment company and certain reorganizations of Global Trust. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal stockholder, or the conversion of Global Trust to an open-end investment company.

In addition, certain provisions of Global Trust’s articles of incorporation (the “Global Trust Charter”) may be regarded as “anti-takeover” provisions. Pursuant to these provisions the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, is generally required to authorize certain actions, including amendments to the Global Trust Charter that would be necessary to directly or indirectly convert Global Trust from a closed-end to an open-end management investment company, and to authorize certain business transactions, including the liquidation and dissolution of Global Trust or a merger, consolidation or sale of substantially all of Global Trust’s assets. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

The provisions described above may be regarded as “anti-takeover” provisions. These provisions may have the effect of depriving common stockholders of Global Trust of an opportunity to sell their shares at a premium to the prevailing market price. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

Taxable Distribution	Each holder of Value Trust Common Stock will recognize taxable income as a result of the distribution of Global Trust Common Stock and cash in lieu of fractional shares. The Transaction is not currently expected to increase significantly the total amount of taxable distributions received by Value Trust common stockholders for this year, provided that Value Trust, as it expects, does not contribute securities with significant net unrealized appreciation to Global Trust in exchange for Global Trust Common Stock. In the event that Value Trust does contribute securities with significant net unrealized appreciation, the Transaction could result in the recognition of significant taxable gain by Value Trust and could increase the total amount of taxable distributions received by the Value Trust stockholders for this year. See “Summary — Material Federal Income Tax Consequences of the Transaction” and “The Transaction — Material Federal Income Tax Consequences.”
Costs Associated with Sales of Global Trust Common Stock	If a Value Trust common stockholder sells the Global Trust Common Stock that he or she receives, the stockholder may incur brokerage commissions and the sale may constitute a taxable event for the stockholder.
Discount to Net Asset Value	Shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that Global Trust’s net asset value may decrease. Value Trust cannot predict whether Global Trust’s shares will trade at, below or above net asset value. The risk of holding shares of closed-end investment companies that might trade at a discount to net asset value is more pronounced for stockholders who wish to sell their shares in a relatively short period of time after completion of the Distribution. For those stockholders, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See “Investment Goals and Policies of Value Trust and Global Trust.”
Foreign Securities	Global Trust can invest to a greater extent than Value Trust in foreign securities. Value Trust may invest up to 25% of its assets in securities of issuers headquartered outside the

United States, while Global Trust is not subject to a limitation on such investments, and, under normal market circumstances, Global Trust will invest at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause Global Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors — Value Trust and Global Trust — Foreign Investments.”
Use of Leverage	As provided in the 1940 Act and subject to certain exceptions, each of Value Trust and Global Trust may issue debt or preferred stock so long as such Fund’s total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. In accordance with Commission staff guidelines, each Fund may also issue convertible preferred stock, which may permit each Fund to obtain leverage at attractive rates. The use of leverage may magnify the impact on common stockholders of changes in net asset value and the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to such common stockholders. In addition, the Fund may be required to sell investments in order to meet interest or dividend payments on the debt or preferred shares when it may be disadvantageous to do so. See “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors” and “Appendix A — Investment Restrictions.”
Principal Investment Risks

Because of their similar investment policies, many of the risks associated with an investment in Global Trust are substantially similar to those associated with an investment in Value Trust. Such investment risks for both Funds include market risk, selection risk, the risks of investing in smaller capitalization companies, the market price of shares, leverage and borrowing risk, and foreign investments. As noted above, Global Trust can invest to a greater extent than Value Trust in foreign securities. Principal risks of investing in Global Trust also include investing in mid-cap companies.

You will find descriptions of specific risks in “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors.”

TABLE OF FEES AND EXPENSES

	Value Trust(1)	Global Trust(2)
Stockholder Transaction Expenses
Voluntary Cash Purchase Plan Purchase Fees	None	None
Distribution Reinvestment and Cash Purchase Plan Fees	None	None
Annual Expenses (as a percentage of net assets)
Management Fees	0.57%	1.25%
Interest Payments on Borrowed Funds	0.20%	0
Other Expenses	0.13%	0.33%
Total Annual Operating Expenses	0.90%(3)	1.58%

(1)	With the exception of the percentages shown for “Interest Payments on Borrowed Funds,” the percentages in the above table expressing fund expenses are based on Value Trust’s actual expenses for the fiscal year ended December 31, 2012. The percentage shown for “Interest Payments on Borrowed Funds” represents an estimate of such interest payments for an entire year. The actual percentage for “Interest Payments on Borrowed Funds” for the fiscal year ended December 31, 2012 was 0.03%. Value Trust’s interest payments on borrowed funds in the future may be higher or lower than the estimated amount shown above.
(2)	The percentages in the above table expressing annual fund operating expenses are estimated amounts for Global Trust’s first full fiscal year assuming an asset level of $100 million.
(3)	Value Trust’s Total Annual Operating Expenses as shown above may differ from the expense ratio in Value Trust’s Financial Highlights because the highlights include only the Fund’s actual direct operating expenses and do not reflect the estimated amount set forth above for “Interest Payments on Borrowed Funds.”

EXAMPLE:

The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of Value Trust and Global Trust. These amounts are based upon payment by each of Value Trust and Global Trust of expenses at levels set forth in the above table.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Value Trust Common Stock	$9	$29	$50	$111
Global Trust Common Stock	$16	$50	$86	$188

The foregoing table is to assist you in understanding the various costs and expenses that an investor in each of Value Trust and Global Trust would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Value Trust Common Stock or Global Trust Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

Global Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of Global Trust of $100 million.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

The following unaudited pro forma statement of assets and liabilities of Value Trust and Global Trust assumes that the Distribution occurred as of March 31, 2013, that the spin-off was at a rate of one share of Global Trust Common Stock for every seven (7) shares of Value Trust Common Stock resulting in 10,099,055 shares of Global Trust Stock outstanding and that the assets contributed to Global Trust were valued at cost.

	As of March 31, 2013
	Value Trust	Pro Forma Value Trust	Pro Forma Global Trust
Assets
Investments, at value	$1,238,872,995	$1,238,872,995	$100,000,000
Cash and other assets	$107,339,510	$7,339,510	$0
Total Assets	1,346,212,505	$1,246,212,505	$100,000,000
Liabilities
Revolving Credit Agreement	$150,000,000	$150,000,000	$0
Other Liabilities	$8,245,872	$8,245,872	$0
Total Liabilities	$158,245,872	$158,245,872	$0

Net Assets	$1,187,966,632	$1,087,966,632	$100,000,000
Net Assets Consist of:

Paid in capital, at $0.001 par value	$826,561,744	$826,561,744	$0
Accumulated net investment income	$3,641,357	$0	$0
Accumulated distributions in excess of net investment income	$0	$(96,358,643)	$0
Accumulated net realized gain on investments and foreign currency transactions	$44,446,843	$44,446,843	$0
Net unrealized appreciation on investments	$326,668,961	$326,668,961	$0
Unallocated distributions	$(13,352,273)	$(13,352,273)	$0
Total Net Assets	$1,187,966,632	$1,087,966,632	$100,000,000
Net Asset Value Per Share	$16.80	$15.39	$9.90

Set forth below is information with respect to Value Trust Common Stock, preferred stock of Value Trust (“Value Trust Preferred Stock”), Global Trust Common Stock and Global Trust Preferred Stock following the Distribution. The following table assumes that the Distribution will be based on the 70,693,385 shares of Value Trust Common Stock outstanding as of March 31, 2013.

	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Value Trust Common Stock	150,000,000	0	70,693,385
Value Trust Preferred Stock	50,000,000	0	0

Global Trust Common Stock	150,000,000	0	10,099,055
Global Trust Preferred Stock	50,000,000	0	0

PROPOSAL 1

TO APPROVE THE CONTRIBUTION OF A PORTION OF VALUE TRUST’S ASSETS (WHICH IS ANTICIPATED TO CONSIST LARGELY OR EXCLUSIVELY OF CASH, SHORT-TERM FIXED INCOME INSTRUMENTS AND UNAPPRECIATED EQUITY SECURITIES) HAVING A VALUE OF APPROXIMATELY $100 MILLION (APPROXIMATELY 8.4% OF VALUE TRUST’S NET ASSETS AS OF MARCH 31, 2013), TO A NEWLY-ORGANIZED, DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY, GLOBAL TRUST, AND TO DISTRIBUTE TO COMMON STOCKHOLDERS OF VALUE TRUST, SHARES OF GLOBAL TRUST COMMON STOCK.

THE TRANSACTION

Background

Value Trust, a Maryland corporation, commenced operations on November 26, 1986 and is registered under the 1940 Act as a closed-end diversified management investment company. Value Trust’s investment goal is long-term capital growth. As of March 31, 2013, Value Trust’s net assets approximated $1.19 billion, and its total assets, including amounts attributed to borrowings, approximated $1.35 billion.

The Value Trust Board has determined that an investment in foreign securities could provide attractive opportunities for capital growth as well as the benefits of non-U.S. geographic diversification. The Value Trust Board has determined that the Transaction will provide Value Trust common stockholders with a new closed-end fund that is able to invest a significantly greater percentage of its assets in foreign securities than Value Trust currently can in order to take advantage of these potential opportunities.

The Value Trust Board believes the proposed Transaction is in the best interests of Value Trust and its common stockholders.

Description of the Transaction

In order to provide Value Trust common stockholders additional opportunities for capital growth from their investments, the Value Trust Board has approved, subject to stockholder approval, the contribution of a portion of Value Trust’s net assets having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013) to Global Trust, a newly-formed closed-end diversified management investment company incorporated in Maryland and wholly owned by Value Trust. It is anticipated that the contributed assets will consist largely or exclusively of cash, short-term fixed income instruments and Unappreciated Equity Securities. All the Global Trust Common Stock will then be distributed by Value Trust to its common stockholders at an approximate rate of one (1) share of Global Trust Common Stock for every seven (7) shares held of Value Trust Common Stock. If the Transaction proceeds as anticipated, it is expected to primarily involve a non-taxable return of capital to Value Trust common stockholders. See “—Material Federal Income Tax Consequences” and “Taxation” for a more detailed explanation of the possible federal income tax consequences of the Transaction.

The Securities and Exchange Commission (the “Commission”) has issued an exemptive order in connection with the Transaction.

The investment goal of Value Trust is long-term capital growth. Value Trust may invest up to 25% of its assets in securities of issuers headquartered outside the United States. Value Trust may also invest up to 35% of its assets in non-convertible debt.

The investment goal of Global Trust is long-term growth of capital. Under normal market circumstances, Global Trust will invest at least 80% of its net assets in equity securities, and will invest at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. From time to time, a substantial portion of Global Trust’s assets may be invested in companies located in a single country. Global Trust may also invest up to 20% of its net assets in U.S. and non-U.S. non-convertible debt. Although there are no geographic limits on Global Trust’s investments, no more than 35% of Global Trust’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). In selecting securities for Global Trust, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. Global Trust does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases. The opportunity to invest a significant percentage of fund assets in foreign securities that the Transaction will provide is not available in Value Trust as currently structured. As a result, Global Trust over time may be expected to experience different investment results from Value Trust. Royce expects that the assets contributed to Global Trust will be invested in accordance with Global Trust’s investment objective and policies within three months after the completion of the Transaction, but not later than six months.

Global Trust is registered under the 1940 Act as a diversified, closed-end investment company, and Royce, the investment adviser to Value Trust, will also serve as investment adviser to Global Trust. The advisory fee structure for Global Trust will be different from that of Value Trust. Global Trust’s advisory fee will be 1.25% of Global Trust’s average daily net assets per annum, paid monthly. Value Trust’s advisory fee is a “fulcrum fee” comprised of a monthly Basic Fee of 1/12 of 1.00% (1.00% on an annualized basis) of the average of Value Trust’s month-end net assets applicable to common stockholders, plus the liquidation value of its preferred stock, for the rolling 60-month period ending with such month, that is subject to an adjustment based on the investment performance of the Fund as compared to the performance of its benchmark, the S&P 600. The maximum annual fee rate as adjusted for performance is 1.50% of Value Trust’s net assets. Because of the different fee structures, Global Trust’s advisory fee may be higher or lower than that of Value Trust’s advisory fee from time to time. A fulcrum fee structure was not proposed for Global Trust due to the difficultly in selecting an appropriate international smaller cap benchmark. Due to the performance-based nature of the Value Trust advisory fee, for the last three fiscal years, the advisory fee for Global Trust would have been higher than that of Value Trust. Also contributing to a potentially higher advisory fee for Global Trust is Global Trust’s focus on non-U.S. small cap securities, which is expected to be more labor intensive and time consuming than providing investment advisory services to a fund that invests primarily in non-U.S. larger capitalization securities. See “Investment Advisory Services Provided by Royce” below and “Investment Advisory and Other Services” in the Statement of Additional Information. Application will be made to list the shares of Global Trust Common Stock on the NYSE. The Distribution Record Date and the Distribution Date will be determined by the Value Trust Board following stockholder approval of the Transaction. The investment goal and policies and other matters relating to Global Trust’s structure are described below. See “Investment Goals and Policies of Value Trust and Global Trust.”

The Value Trust Board believes that the Transaction will result in the following benefits to Value Trust common stockholders:

1. The common stockholders will receive shares of an investment company with a different risk-return profile from Value Trust, thereby providing common stockholders with the following alternatives: (a) retaining their shares in both Value Trust and Global Trust; (b) selling their Global Trust shares and retaining their Value Trust shares; or (c) selling their Value Trust shares and retaining their Global Trust shares. As a consequence, Value Trust’s common stockholders may more closely align their investment portfolio with their desired exposure to different segments of the equity market. If a stockholder sells his or her shares of either Value Trust Common Stock or Global Trust Common Stock, the stockholder can be expected to incur brokerage commissions and such sale may constitute a taxable event for the stockholder.

2. Global Trust Common Stock will be issued at a much lower transaction cost to investors than is typically the case for a newly-organized closed-end equity fund since there will be no underwriting discounts or commissions. The Transaction will not result in an increase in the aggregate net assets of Value Trust and Global Trust. Royce has agreed to pay the out-of-pocket costs of the Transaction. See “—Transaction Expenses” below.

3. As a globally diversified fund, Global Trust will afford common stockholders the opportunity to seek the capital growth opportunities presented by foreign securities exposure. Under normal market circumstances, Global Trust will invest at least 65% of its net assets in equity securities of companies located in at least three countries outside of the United States. Global Trust’s operating policy of investing no more than 35% of its net assets in securities of companies headquartered in “developing countries,” also known as emerging markets, is an operating policy that can be changed by the Global Trust Board without stockholder approval. Of course, as a consequence of its global diversification policy, Global Trust’s investments may be subject to a variety of significant risks, such as that many foreign governments do not regulate stock exchanges to the same extent as does the United States government, foreign currency fluctuations could impact the value of assets, and clearance procedures may result in delayed payment when assets are sold.

The Value Trust Board determined not to change the non-fundamental investment restrictions of Value Trust in a manner that would transform Value Trust into a global fund because, in their view, many Value Trust investors likely wish to retain their investment in a closed-end fund that invests primarily in U.S. small-cap stocks. Further, the fulcrum investment advisory fee of Value Trust adjusts according to Value Trust’s performance against the S&P 600. If Value Trust were to change its non-fundamental investment policies to allow a substantially greater percentage of its assets to be invested in foreign securities, then the S&P 600 might no longer be an appropriate benchmark upon which to base the performance portion of the fulcrum investment advisory fee. See “Investment Advisory Services Provided by Royce — Value Trust.”

The Value Trust Board believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see “—Transaction Expenses” below.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended Value Trust investment restriction discussed in “Proposal 2” below.

Material Federal Income Tax Consequences

The following discussion should be read in conjunction with the discussion in “Taxation” below and is subject to and qualified in its entirety by that discussion.

Value Trust will contribute cash and securities to Global Trust in exchange for Global Trust Common Stock. Such contribution should not be a taxable event to either Value Trust or Global Trust, but the subsequent distribution of Global Trust Common Stock to holders of Value Trust Common Stock may be a taxable event to Value Trust and its stockholders as noted below.

Value Trust does not expect that any significant amount of net unrealized appreciation will exist in the securities transferred to Global Trust. Accordingly, the Transaction is not expected to result in the recognition of significant taxable gain by Value Trust and, except as noted below, is not expected to increase significantly the total amount of taxable distributions received by Value Trust common stockholders for this year. In addition, the Value Trust Board has considered the tax consequences of the Transaction to its stockholders and has determined that the benefits of the Transaction outweigh any adverse tax consequences.

An amount equal to the fair market value of the Global Trust Common Stock distributed to a Value Trust common stockholder plus the amount of any cash in lieu of fractional shares of Global Trust Common Stock distributed to a Value Trust common stockholder (but no greater sum) will be treated as a dividend up to the amount of Global Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to the Value Trust common stockholder as a distribution of ordinary income, long-term capital gain or a combination of both. To the extent that the fair market value of the Global Trust Common Stock and cash exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Value Trust common stockholder’s tax basis in its Value Trust Common Stock and to the extent that the fair market value of the Global Trust Common Stock and cash then remaining exceeds the Value Trust common stockholder’s basis in its Value Trust Common Stock, such excess (if any) will be taxable as gain realized from a deemed sale of Value Trust Common Stock. Each stockholder will take a fair market value tax basis in Global Trust Common Stock received and will have a holding period for the Global Trust Common Stock that begins on the day following the

Distribution Date. In addition to the other information necessary to file tax returns, Value Trust will provide stockholders with information on the amount of the distribution to be treated as ordinary income, long-term capital gain or a combination of both.

Global Trust has received an opinion of counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction.

Exchange Listing

Application will be made to list Global Trust Common Stock on the NYSE, subject to notice of issuance thereof. Although there is no current trading market for Global Trust Common Stock, it is expected that “when issued” trading of such shares will commence on the NYSE two business days prior to the Distribution Record Date.

Transaction Expenses

The costs of organizing Global Trust and effecting the distribution of Global Trust Common Stock to Value Trust’s common stockholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, together with the costs of soliciting Value Trust stockholders’ approval of the Transaction and the costs incurred in connection with seeking an exemptive order from the Commission relating to the Transaction, are estimated to be approximately $[700,000] and will be borne by Royce. In addition, Global Trust will incur operating expenses on an ongoing basis, including investment advisory, legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by Value Trust for similar services after the distribution, will likely exceed the fees currently payable by Value Trust for those services. Value Trust’s total annual expenses as a percentage of its net assets may increase after the completion of the Transaction because Value Trust will have a smaller asset base over which it may spread expenses going forward.

Manner of Effecting the Distribution

If the Transaction is approved by stockholders of Value Trust and all other conditions thereto are satisfied, the Value Trust Board is expected to authorize and cause Value Trust to declare the Distribution of all the outstanding Global Trust Common Stock, payable on the Distribution Date to the holders of record of Value Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the Value Trust Board promptly following stockholder approval of the Transaction.

Value Trust will effect the Distribution on the Distribution Date by providing for the delivery of Global Trust Common Stock to the Distribution Agent for distribution to holders of record of Value Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) share of Global Trust Common Stock for every seven (7) shares of Value Trust Common Stock outstanding on the Distribution Record Date. All such Global Trust Common Stock will be fully paid and nonassessable. The holders of Global Trust Common Stock will have no preemptive rights to subscribe for additional Global Trust Common Stock or other securities of Global Trust. See “Description of Capital Stock — Global Trust.” Commencing on or about the Distribution Date, Global Trust Common Stock will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to stockholders. Stockholders will not receive share certificates unless they request them from the transfer agent.

No fractional shares of Global Trust Common Stock will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Value Trust Common Stock would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of shares of Value Trust Common Stock that is not an even multiple of seven (7) will receive the appropriate number of Global Trust Common Stock and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than seven (7) shares of Value Trust Common Stock will receive no Global Trust Common Stock in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional Global Trust Common Stock are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of Global Trust Common Stock will be mailed shortly thereafter. Royce will bear the cost of commissions incurred in connection with such sales.

No holder of Value Trust Common Stock will be required to pay to Value Trust any cash or other consideration for Global Trust Common Stock received in the Distribution or to surrender or exchange shares of Value Trust Common Stock in order to receive Global Trust Common Stock. The Distribution will not affect the number of, nor the rights attaching to, outstanding shares of Value Trust Common Stock.

Shares of Global Trust Common Stock distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the 1933 Act. Persons who may be deemed to be “affiliates” of Global Trust after the Distribution generally include individuals or entities that control, are controlled by or are under common control with Global Trust, and may include certain officers and directors of Global Trust as well as principal stockholders of Global Trust. Persons who are affiliates of Global Trust will be permitted to sell their Global Trust Common Stock only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

Costs Associated with Sales of Global Trust Common Stock

If a Value Trust common stockholder sells Global Trust Common Stock that he or she receives in the Distribution, the stockholder may incur brokerage commissions and the sale may constitute a taxable event for the stockholder. Although it is anticipated that Global Trust Common Stock will be listed on the NYSE, Global Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth and liquidity of the market that may develop for Global Trust Common Stock.

Allocation of Investment Opportunities

After the Distribution, Value Trust and Global Trust and other clients of the Investment Adviser or its affiliates may purchase or sell the same securities. The Investment Adviser follows a policy of allocating purchases and sales of the same security among Value Trust and other managed accounts in a manner deemed fair and equitable to all accounts. See “Portfolio Transactions” in the section entitled “Additional Information” in the Statement of Additional Information.

PROPOSAL 2

TO APPROVE AMENDING AN INVESTMENT RESTRICTION OF VALUE TRUST, WHICH CURRENTLY PROHIBITS (i) UNDERWRITING THE SECURITIES OF OTHER ISSUERS AND (ii) INVESTING IN RESTRICTED SECURITIES UNLESS SUCH SECURITIES ARE REDEEMABLE SHARES ISSUED BY MONEY MARKET FUNDS REGISTERED UNDER THE 1940 ACT. THE AMENDED RESTRICTION WILL ALLOW VALUE TRUST TO ACT AS AN UNDERWRITER, AS DEFINED UNDER THE SECURITIES ACT OF 1933, IN THE LIMITED CIRCUMSTANCES OF SELLING PORTFOLIO SECURITIES AND IN CONNECTION WITH MERGERS, ACQUISITIONS, SPIN-OFF TRANSACTIONS (SUCH AS THE TRANSACTION) AND OTHER REORGANIZATION TRANSACTIONS INVOLVING VALUE TRUST. THIS PROPOSAL WILL FACILITATE THE TRANSACTION BY CLEARLY PROVIDING THAT THE TRANSACTION DOES NOT VIOLATE THE INVESTMENT RESTRICTIONS OF VALUE TRUST. IT WILL ALSO GIVE VALUE TRUST THE FLEXIBILITY TO INVEST IN RESTRICTED SECURITIES.

Description of the Amendment

The Value Trust Board has approved, subject to stockholder approval, an amendment to an investment restriction of the Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.” The amended investment restriction will state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

The amended restriction will expressly permit spin-off transactions, such as the Transaction, and will permit the distribution of Global Trust Common Stock without violating the prohibition on Value Trust underwriting securities of other issuers. In addition, the amended investment restriction will give Value Trust the flexibility to invest in restricted securities to a greater extent by removing the limitation that Value Trust may not invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

INVESTMENT GOALS AND POLICIES OF VALUE TRUST AND GLOBAL TRUST

Value Trust’s investment goal and one of its fundamental policies is long-term capital growth, which it seeks to achieve by normally investing more than 65% of its assets in common stocks, preferred stocks and convertible debentures. Portfolio securities are selected primarily with a view to achievement of this objective. There are market risks inherent in any investment, and there is no assurance that the investment goal of the Fund will be achieved.

Value Trust’s investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock (if any), voting together as a single class, and a majority of the outstanding preferred stock (if any), voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of Value Trust present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). The only capital stock of the Value Trust currently outstanding is common stock. Except as indicated under “Investment Restrictions” in Appendix A, Value Trust does not consider its other policies to be fundamental, and such policies may be changed by the Value Trust Board without stockholder approval or, except as required by law, prior notice to stockholders.

The investment goal of Global Trust is long-term growth of capital. Unlike Value Trust, which may invest up to 25% of its assets in securities of issuers headquartered outside the United States, Global Trust is not restricted in the amount of its assets that may be invested in securities of foreign issuers, and under normal market circumstances, Global Trust will invest at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. A company is deemed to be “located” outside the United States if its country of organization, its headquarters and/or the principal trading market of its stock are located outside of the United States. The investment goal of Global Trust is not a fundamental policy, and may be changed by the Fund’s Board of Directors without stockholder approval.

The investment restrictions of the Funds, including fundamental investment restrictions, are set forth in Appendix A.

Value Trust

The investment goal of the Value Trust is to obtain long-term capital growth by normally investing more than 65% of its assets in common stock, preferred stocks and convertible debentures. The Fund may also invest up to 35% of its assets in non-convertible debt securities of various companies. The Fund seeks to achieve its objective by investing principally in equity securities of small- and medium-sized companies, generally with stock market capitalizations ranging from $100 million to $2.5 billion, selected by a value approach.

Royce uses a value method in managing Value Trust’s assets. In selecting securities for Value Trust, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

Royce invests in securities of companies that are trading significantly below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Foreign Investments. Value Trust may invest up to 25% of its assets in securities of issuers headquartered outside the United States. Foreign investments involve certain additional risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls.

Non-Convertible Debt. Value Trust may invest up to 35% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s Investor Service, Inc. (“Moody’s”) or D in the case of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”)) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

Warrants, Rights or Options. Value Trust may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

Securities Lending. Value Trust may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities

Lending Program organized and monitored by the Fund’s custodian and who are deemed by it to satisfy its requirements. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

The current view of the staff of the Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary Investments. The assets of Value Trust are normally invested in the equity securities of small- and micro-cap companies. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering United States Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or part of its assets in cash. Accordingly, the composition of the Fund’s portfolio may vary from time to time.

Global Trust

The investment goal of Global Trust is long-term growth of capital. Under normal market circumstances, Global Trust will invest at least 80% of its net assets in equity securities (such as common stock and preferred stock) and at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States. A company is deemed to be “located” outside the United States if its country of organization, its headquarters and/or the principal trading market of its stock are located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country. The Fund may also invest up to 20% of its net assets in U.S. and non-U.S. non-convertible debt. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). In selecting securities for Global Trust, Royce will use a bottom-up, value approach. Royce will primarily focus on company-specific criteria rather than on political, economic or other country-specific factors. Global Trust does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

Royce will invest Global Trust’s assets primarily in the equity securities of companies that it believes are trading significantly below its estimate of their current worth. Royce will base this assessment chiefly on balance sheet quality and cash flow levels. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that generally a significant portion of the Fund’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion.

Value Investing. Global Trust’s portfolio managers will use various value methods in managing its assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Global Trust’s portfolio managers generally will invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-cap, small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Temporary Investments. Global Trust may invest without limit in short-term fixed income securities for temporary defensive purposes. If Global Trust should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect. Global Trust also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity.

Investing in Non-U.S. Securities. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Non-Convertible Debt. Global Trust may invest up to 20% of its net assets in direct obligations of the government of the United States or its agencies, or the governments of non-U.S. countries or their agencies, and/or in non-convertible debt securities of various U.S. and non-U.S. issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s Investor Service, Inc. (“Moody’s”) or D in the case of Standard & Poor’s) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

Developing Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Securities Lending. Global Trust may lend up to 25% of its total assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

The current view of the staff of the Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Risk Factors

Except as noted below, Value Trust and Global Trust are generally subject to the same principal risk factors. The principal risk factors of the Funds are discussed below.

Value Trust and Global Trust

Each of Value Trust and Global Trust is subject to the following risks:

Market Risk

As with any investment company that invests in common stocks, each Fund is subject to market risk – the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s common stock will fluctuate, sometimes sharply and unpredictably and you could lose money over short or long periods of time.

Investing in Smaller Capitalization Companies

Royce normally invests at least 65% of Value Trust’s assets in the equity securities of micro-cap and small-cap companies, or companies with market capitalizations of up to $2.5 billion. Royce expects that generally a significant portion of the Global Trust’s assets will be invested in the equity securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $10 billion.

Royce views the large and diverse universe of smaller companies available for investment by the Fund as having three investment segments or tiers — micro-cap, small-cap and mid-cap. Royce refers to the segment of companies with market capitalizations up to $750 million as micro-cap. Royce defines the next tier, the small-cap universe, as those companies with market capitalizations between $750 million and $2.5 billion. Finally, Royce defines mid-cap as those companies with market caps between $2.5 billion and $15 billion.

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

The U.S. micro-cap segment consists of more than 3,200 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

The U.S. small-cap tier consists of more than 800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

As discussed below, Global Trust may also invest significant assets in U.S. and non-U.S. mid-cap securities.

Global Trust will invest, and Value Trust may invest, in foreign securities. The foreign smaller company market consists of more than 28,000 companies in developed countries. More information regarding investing in foreign securities is set forth below.

Selection Risk

Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Market Price of Shares

Although Value Trust Common Stock has at times traded on the NYSE at a market price above its net asset value (a premium), the Fund’s shares have recently traded in the market below (a discount) net asset value. There can be no assurance that the Fund’s shares will trade at a premium in the future, or that any such premium would be sustainable. The Fund’s shares have traded at discounts of as much as 20.80% in the past five years. Market price risk is a risk separate and distinct from the risk that a Fund’s net asset value will decrease. In the year ended December 31, 2012, Value Trust’s shares traded in the market at an average discount to net asset value of 12.66%. As of March 31, 2013, the market price discount to net asset value was 10.41%. Value Trust cannot predict whether Global Trust Common Stock will trade at, below or above net asset value.

Leverage and Borrowing

Each Fund is authorized to borrow money. Borrowings create an opportunity for greater capital appreciation with respect to a Fund’s investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See “— Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities” below.

Foreign Investments

Global Trust will invest, and Value Trust may invest, in securities of foreign issuers. Value Trust may invest up to 25% of its asset in securities of issuers headquartered outside the United States. Global Trust is not subject to any limitation on investments in securities of foreign issuers, and under normal market circumstances, will invest at least 65% of its net assets in the equity securities of companies located in at least three countries outside of the United States.

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect a Fund’s foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments, and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

No more than 35% of Global Trust’s net assets may be invested in the securities of companies headquartered in “developing countries,” also known as emerging markets. The considerations noted above are generally intensified for investments in developing countries. See “—Developing Countries” below.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in “Foreign Investments” are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments.

Warrants, Rights or Options

Each of Value Trust and Global Trust may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

General. The 1940 Act and each Fund’s fundamental policies (see “Investment Restrictions” in Appendix A to this Combined Prospectus/Proxy Statement) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of preferred stock if various requirements are met. Such requirements include asset coverage tests, measured immediately after the incurrence of debt or issuance or sale of securities, of 300% for indebtedness and 200% for preferred stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning common stock dividend payments, other common stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. The issuance and sale of senior securities allows each Fund to raise additional cash for investments. It is a speculative investment technique, involving the risk considerations of leverage and increased share price volatility.

Borrowings. The following factors could increase the investment risk and the volatility of the price of a Fund’s shares of common stock: (i) leveraging exaggerates any increase or decrease in the value of the Fund’s portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in net asset value (“NAV”) results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV could affect the ability of the Fund to make common stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see “Taxation”); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

Preferred Stock. Preferred stock may result in higher volatility of the NAV of a Fund’s common stock and potentially more volatility in the market price of the common stock. Holders of common stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rates paid on preferred stock. Similarly, since a pro rata portion of a Fund’s net realized capital gains are generally payable to holders of common stock, the use of leverage will increase the amount of such gains distributed to holders of common stock. To the extent that the dividend rates on preferred stock approach the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. (If the dividend rates on preferred stock were to exceed the net return on the Fund’s portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing preferred stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from preferred stock offerings) is borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in NAV to holders of common stock than if the Fund were not leveraged. Such decrease in NAV likely would be reflected in a greater decline in the market price for shares of the Fund’s common stock. If a Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of the Fund’s common stock. Redemption of preferred stock or insufficient investment income to make dividend payments may reduce the NAV of the common stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

In an extreme case, a decline in NAV could affect a Fund’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Code. See “Taxation”. However, each Fund intends to take all measures necessary to make such common stock dividend payments. If a Fund’s current investment income is ever insufficient to meet dividend payments on either its common stock or preferred stock, the Fund may have to liquidate certain of its investments.

The class and other voting rights of issued preferred stock could make it more difficult for a Fund to take certain actions that may, in the future, be proposed by such Fund’s Board of Directors and/or the holders of its common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The future issuance of any preferred stock convertible into common stock might also reduce the net income and NAV per share of the common stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the preferred stock, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such NAV dilution would occur if preferred stock were converted at a time when the NAV per share of common stock was greater than the conversion price.

As of March 31, 2013, Value Trust had 70,693,385 shares of common stock issued and outstanding, with an aggregate NAV of $1,187,966,632, no outstanding preferred stock, and outstanding borrowings under a revolving credit facility of $150,000,000. As of March 31, 2013, Value Trust had asset coverage of such outstanding borrowings of 792%, calculated in accordance with the 1940 Act.

Financial Impact of Senior Securities on Common Stockholders. The costs related to the issuance and sale of senior securities such as preferred stock, including underwriting discounts, rating agency fees and offering expenses, are paid by the applicable Fund and, therefore, borne by its common stockholders. Also, the interest and dividend requirements of such senior securities will reduce the amount of and may entirely eliminate any net investment income dividends otherwise payable by the Fund to its common stockholders.

Non-Convertible Debt

Value Trust may invest up to 35% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible debt securities of various issuers,

including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Global Trust may invest up to 20% of its net assets in direct obligations of the government of the United States or its agencies, or the governments of non-U.S. countries or their agencies, and/or in non-convertible debt securities of various U.S. and non-U.S. issuers, including up to 5% of its net assets in below investment-grade debt securities. There are no limits on the maturity or duration of the debt securities in which a Fund may invest.

Two of the main risks of investing in debt securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s or D in the case of Standard & Poor’s) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this Combined Prospectus/Proxy Statement, interest rates are near historical lows which makes it more likely that they will increase in the future which could, in turn, result in a decline in the market value of the debt securities held by a Fund.

Global Trust

Mid-Cap Stocks

In addition to investing in securities of micro-cap and small-cap companies, Global Trust may also invest significant assets in securities of U.S. and non-U.S. mid-cap companies, which Royce defines as those companies with market capitalizations between $2.5 billion and $15 billion, a sector that includes more than 700 companies. In general, mid-caps share many of the same characteristics as those companies with market caps between $750 million and $2.5 billion. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

Certain Corporate Governance Provisions

The six Directors of Value Trust elected by the holders of Value Trust Common Stock are divided into three classes, each having a staggered term of three years. Two of the current Directors were elected by the holders of Value Trust Preferred Stock. All outstanding Value Trust Preferred Stock was redeemed on November 15, 2012; therefore, until such time, if ever, as any additional Value Trust Preferred Stock is issued and outstanding, all Directors of Value Trust will be elected by the holders of Value Trust Common Stock. Currently, Global Trust has not issued Preferred Stock; therefore all eight directors will be elected by the holders of Global Trust Common Stock until such time, if ever, as Global Trust Preferred Stock is issued and outstanding. Upon completion of the Transaction, Global Trust Directors will be divided into three classes, each having a staggered term of three years. Accordingly, it likely would take at least two years to change a majority of the Board of Directors of each Fund. Vacancies on the Global Trust Board for one or more of the classified positions may be filled by the affirmative vote of a majority of the remaining Directors, even if the remaining directors do not constitute a quorum, for the balance of the term of the class. In addition, the Bylaws of each of Value Trust and Global Trust permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders of record entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s stockholders to change the majority of Directors. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

In addition, certain provisions of the Global Trust Charter may be regarded as “anti-takeover” provisions. Pursuant to these provisions, the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class, is required to authorize certain actions, including amendments to the Global Trust Charter that would be necessary to directly or indirectly convert Global Trust from a closed-end to an open-end management investment company, and to authorize certain business transactions, including the liquidation and dissolution of Global Trust or a merger, consolidation or sale of substantially all of Global Trust’s assets. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

The provisions described above may be regarded as “anti-takeover” provisions. These provisions may have the effect of depriving common stockholders of the Funds of an opportunity to sell their shares at a premium to the prevailing market price. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

INVESTMENT RESTRICTIONS

Value Trust and Global Trust operate under the investment restrictions described in Appendix A. The investment practices and restrictions of each of Value Trust and Global Trust are similar except that there is no limitation on the amount of foreign securities in which Global Trust may invest whereas Value Trust is limited to investing up to 25% of its assets, determined at the time of purchase in companies headquartered outside the United States. If the stockholders approve Proposal 2 of this Combined Prospectus/Proxy Statement at the Special Meeting, a fundamental investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the [Investment Company Act of 1940],” will be amended to state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

MANAGEMENT

Royce & Associates, LLC (“Royce”) is the investment adviser to each of Value Trust and Global Trust, and is responsible for the management of each Fund’s assets. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151.

On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became Value Trust’s investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of March 31, 2013, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $665 billion.

Under each of Value Trust’s articles of incorporation, as amended and supplemented (the “Value Trust Charter”) and the Global Trust Charter (each of the Value Trust Charter and the Global Trust Charter, a “Charter”), and Maryland law, each Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for each Fund are made by Royce, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Funds’ investment performance.

Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the applicable Fund’s Board of Directors; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

Each Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the Statement of Additional Information under “Administration Agreement” for more information.

Charles M. Royce, the President of Royce since its inception, and its Co-Chief Investment Officer, is the primary portfolio manager of Value Trust and Global Trust. Royce’s investment staff also includes two Assistant Portfolio Managers: Christopher E. Flynn and David A. Nadel, each of whom share with Mr. Royce the day-to-day management of Value Trust and Global Trust. Mr. Flynn has been an Assistant Portfolio Manager of Value Trust since 2007, and has been a Senior Analyst at Royce since 1993. Mr. Nadel has been an Assistant Portfolio Manager of Value Trust since 2007, has been a Portfolio Manager and Senior Analyst at Royce from since 2006, was a Senior Portfolio Manager at Neuberger Berman Inc. from 2004 to 2006, and a Senior Analyst at Pequot Capital Management, Inc. from 2001 to 2003.

The Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Funds.

INVESTMENT ADVISORY SERVICES PROVIDED BY ROYCE

Value Trust

As compensation for its services under the Value Trust Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of Value Trust’s month-end net assets applicable to common stockholders, plus the liquidation value of its preferred stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 0.05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of 0.5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of Value Trust’s preferred stock for any month in which the Fund’s average annual NAV total return since issuance of the preferred stock fails to exceed the applicable preferred stock’s dividend rate.

A discussion regarding the basis of the Board’s approval of the Value Trust Investment Advisory Agreement is available in Value Trust’s semi-annual report to stockholders for the six months ended June 30, 2012.

For more information regarding the investment advisory fee of Value Trust, see “Investment Advisory and Other Services — Advisory Fee” in the Statement of Additional Information

Global Trust

As compensation for its services under the Global Trust Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1.25% (1.25% on an annualized basis)

of the average of the net assets of Global Trust (which includes net assets applicable to both common stock and preferred stock, if any) for each month during the term of the agreement. Because the fee is computed based on the Fund’s net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the initial liquidation preference of and any potential redemption premium for any preferred stock that may be issued and sold by the Fund.

Because Royce’s fee is based on the average net assets of the Fund (including net assets applicable to both Global Trust Common Stock and Global Trust Preferred Stock), Royce would generally benefit from the Fund’s issuance of Preferred Stock.

A discussion regarding the basis of the Board’s approval of the Global Trust Investment Advisory Agreement will be available in Global Trust’s first annual report or semi-annual report to stockholders available after the Transaction is effected and the commencement of investment operations of Global Trust.

For more information regarding the investment advisory fee of Global Trust, see “Investment Advisory and Other Services — Advisory Fee” in the Statement of Additional Information

Net Asset Value

The NAV of each of Value Trust’s and Global Trust’s shares of common stock is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. Each Fund makes this information available daily by telephone (800-221-4268), via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies weekly.

The NAV per share of common stock of each of Value Trust and Global Trust is calculated by dividing the current value of the applicable Fund’s total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of preferred stock by the number of its outstanding shares of common stock. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by applicable Fund’s Board of Directors. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Directors. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, a Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that a Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (the “NYSE”) (generally

4:00 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Each Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT PLAN

Value Trust’s 5% Distribution Policy

Value Trust currently has a policy of paying quarterly distributions to its common stockholders. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of Value Trust’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by the Code. If, for any quarterly distribution, the Fund’s net investment income and net realized capital gains are less than the amount of the distribution, the difference will constitute a return of capital. Value Trust’s final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the stockholder’s Value Trust shares, thereby increasing the stockholder’s potential gain or reducing the stockholder’s potential loss on the sale of the shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s quarterly distribution policy may be changed by the Board of Directors without stockholder approval. Value Trust’s current 5% Distribution Policy began in March 2011. A similar 9% distribution policy was in place from September 1997 to May 2009.

The Distribution to Value Trust Common Stockholders of Shares of Global Trust Common Stock will not Change Value Trust’s 5% Distribution Policy

The assets of Value Trust will decrease pursuant to the Transaction by approximately $100 million, and since any subsequent distributions will reflect the lower net asset value of Value Trust post-Transaction, the amount payable in 2013 pursuant to the 5% Distribution Policy will be lower than if the Transaction had not occurred by an immaterial amount, assuming the Distribution of Global Trust Common Stock is excluded from the total amount distributed pursuant to the 5% Distribution Policy. However, Value Trust’s Board may choose to consider all or a portion of the distribution as satisfying a portion of the 5% Distribution Policy when it considers the adjusting distribution in the fourth calendar quarter.

In the event Value Trust distributes amounts in excess of its investment company taxable income and net realized capital gain, such distributions will decrease Value Trust’s total assets and, therefore, have the potential effect of increasing its expense ratio, as Value Trust’s fixed expenses will become a larger percentage of Value Trust’s average net assets. In addition, in order to make such distributions, Value Trust might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Distributions by Global Trust

Global Trust will distribute substantially all of its net investment income and net realized capital gains to stockholders at year end. The distribution policy of Global Trust may be modified from time to time by Global Trust’s Board. As a regulated investment company under the Code, Global Trust will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to stockholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its stockholders.

Distribution Reinvestment and Cash Purchase Plan

Each of Value Trust and Global Trust has adopted a Distribution Reinvestment and Cash Purchase Plan (the “Value Trust Plan” and “Global Trust Plan,” respectively, and together, the “Plans”), through which net investment income dividends and capital gains and other periodic distributions are paid to common stockholders in the form of additional shares of the applicable Fund’s common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in a Fund and still allow the Fund to pay out the required distributable income. The Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare Trust Company, N.A. (“Computershare”) on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2013.

No action is required on the part of a registered common stockholder to receive a distribution in shares of common stock of Value Trust or Global Trust, as applicable. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare, the Plan Agent and the Funds’ transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record rate for distributions to stockholders. Computershare will set up an account for shares acquired through a Plan for each stockholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the applicable record date, Computershare will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of the applicable Fund’s common stock and a check for any fractional share. Contact information for the Plan Agent is set forth under “Custodian, Transfer Agent and Registrar.”

Those common stockholders whose shares are held by a brokerage firm, bank or other financial intermediary as the stockholder of record should contact the brokerage firm, bank or other financial institution as applicable, to be certain that it is automatically reinvesting distributions on the stockholder’s behalf. If they are unable to reinvest distributions on the stockholder’s behalf, the stockholder should have its shares registered in its name in order to participate. Common stockholders holding shares through a financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary. Each of Value Trust and Global Trust uses only newly-issued shares to implement the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares to be issued to a stockholder is determined by dividing the total amount of the distribution payable to you by the lower of (i) the last reported sale price of a share of the applicable Fund’s common stock on the valuation date, which will normally be the fifth business day following the record date, or (ii) the net asset value per share on the valuation date, provided that neither Fund will issue new shares at a discount of more than 5% from the last reported sale price on that date.

There is no charge to common stockholders for receiving their distributions in the form of additional shares of a Fund’s common stock. Computershare’s fees for handling distributions in stock are paid by the applicable Fund. There are no brokerage charges with respect to shares issued directly by a Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from a Fund will be equal to the total dollar amount of the distribution payable to the stockholder.

TAXATION

The following discussion is a brief summary of certain United States federal income tax considerations affecting Value Trust and Global Trust and their stockholders. The discussion reflects applicable tax laws of the United States as of the date of this Combined Prospectus/Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting Value Trust and Global Trust and their stockholders, and the discussion set forth herein does not constitute tax advice. The following discussion assumes that shares of Value Trust Common Stock and Global Trust Common Stock are held as capital assets in the hands of stockholders. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in Value Trust and Global Trust.

Taxation of Value Trust and Global Trust

Value Trust has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code, and Global Trust intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, each of Value Trust and Global Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined for United States federal income tax purposes) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than registered investment companies) in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Each of Value Trust and Global Trust’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in each Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As regulated investment companies, each of Value Trust and Global Trust generally will not be subject to United States federal income tax on income and gains that it distributes (with Value Trust’s distribution of Global Trust Common Stock constituting a distribution for this purpose) each taxable year to stockholders, provided it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each of Value Trust and Global Trust intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each of Value Trust and Global Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While each Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, each Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year either of Value Trust or Global Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders.

Value Trust currently has a policy of paying quarterly distributions to its common stockholders. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by the Code. If, for any quarterly distribution, Value Trust’s net investment income and net realized capital gains are less than the amount of the distribution, the difference will constitute a return of capital. Value Trust’s final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed the Fund’s earnings and profits, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the stockholder’s Value Trust shares, thereby increasing the stockholder’s potential gain or reducing the stockholder’s potential loss on the sale of the shares.

Taxation of Stockholders

Distributions paid to investors by each of Value Trust and Global Trust from its investment company taxable income are generally taxable to investors as ordinary income to the extent of the distributing Fund’s earnings and profits. Subject to certain requirements, if such distributions include “qualified dividend income,” “net capital gains” or both, and if the distributing Fund properly reports such amounts to its stockholders, then (i) in the case of individual stockholders, the “qualified dividend income” and “net capital gains” will be subject to a maximum tax rate of 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and a maximum tax rate of 20% for any portion of the net capital gains and qualified dividend income that exceeds those income thresholds, and (ii) in the case of corporate stockholders, the qualified dividend income will be subject to the dividends received deduction (both long-term and short-term capital gains are taxable to corporate stockholders at the rates that apply to ordinary income). Taxable distributions of net capital gains will include net capital gains credited to the investors but retained by the Fund.

“Qualified dividend income” is, in general, dividend income from taxable domestic corporations and certain foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). “Net capital gains,” are equal to the excess of a Fund’s net long-term capital gains over its net short-term capital losses. Value Trust and Global Trust will furnish investors with written statements reporting the amount of any distributions that should be treated as qualified dividend income, capital gain dividends or otherwise.

Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of the shares held by an investor and, after such adjusted tax basis is reduced to zero, will constitute capital gains to the investor.

The sale, exchange, redemption or other disposition of common or preferred shares of each of Value Trust and Global Trust will generally result in capital gain or loss to an investor, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any distributions of net capital gains received (or deemed received) by an investor. A loss realized on a sale or exchange of shares of Value Trust or Global Trust will be disallowed if other substantially identical shares of the same Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Investors that are individuals, estates and certain trusts are subject to an additional 3.8% tax on all or a portion of their “net investment income,” which may include the taxable distributions and any gain realized with respect to a Fund’s common or preferred shares, to the extent of their net investment income that, when added to their other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Stockholders are encouraged to consult their tax advisors with respect to the 3.8% Medicare tax.

If Value Trust or Global Trust pays a distribution in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the distributing Fund and received by its stockholders not later than December 31 of the year in which the distribution was declared.

Each of Value Trust and Global Trust is required in certain circumstances to backup withhold on taxable distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish Value Trust and Global Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to such holders may be refunded or credited against their United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

Distributions may be subject to additional state, local, and foreign taxes, depending on each stockholder’s particular situation.

Non-U.S. stockholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). In addition, a 30% withholding tax may be imposed on distributions paid after December 31, 2013 and sales proceeds received after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Non-U.S. investors are encouraged to consult their own tax advisers regarding U.S. federal, state, local and foreign tax considerations.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of Value Trust and Global Trust and each of their stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to Value Trust and Global Trust and each of their stockholders can be found in “Taxation” in the Statement of Information. Stockholders are urged to consult their tax advisers regarding specific questions about United States federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of each Fund. Computershare Trust Company, N.A., PO Box 43010, Providence, RI 02940-3010, acts as transfer agent and registrar for each Fund’s shares and as Plan Agent under its Plan. Stockholder inquiries should be directed to [Name of Fund], c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

DESCRIPTION OF CAPITAL STOCK

Value Trust

General

Value Trust, which was incorporated under the laws of the State of Maryland on July 1, 1986, is authorized to issue 150,000,000 shares of common stock, par value $0.001 per share. Each share of common stock has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of common stockholders. The shares of Value Trust Common Stock outstanding are fully paid and non-assessable. Shares of Value Trust Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, and under Maryland law due to its classified board, Value Trust is required to hold annual meetings of its stockholders.

Under the Value Trust Charter, the Value Trust Board has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including preferred stock, and to cause the Fund to issue such shares. The Value Trust Board currently has authority to cause the Fund to issue and sell up to 50,000,000 shares of preferred stock, $0.001 par value per share, that may be convertible into shares of the Fund’s common stock. The terms of such preferred stock are, or would be, fixed by the Board of Directors and materially limit and/or qualify, or would materially limit and/or qualify, the rights of the holders of the Fund’s common stock. See “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors — Value Trust and Global Trust — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of Value Trust as of March 31, 2013.

Title of Class	Amount Authorized	Amount Held by Value Trust or for its Own Account	Amount Outstanding
Common Stock, $0.001 par value per share	150,000,000	0	70,693,385
Preferred Stock	50,000,000	0	0

Value Trust Common Stock

Net Asset Values and Sales Prices. Value Trust’s shares of common stock are publicly held and are listed and traded on the NYSE under the symbol “RVT.” The following table sets forth for the periods indicated the high and low sales prices on the NYSE per share of Common Stock of the Fund, the NAV per share on the dates of the market highs and lows and the number of shares traded.

	Market Price Per Share and Related Discount (-)/Premium (+)(1),(2)				Net Asset Value on Date of Market High and Low(3)		Reported NYSE Volume
Quarter ended	High	Disc	Low	Disc	High	Low
March 31, 2011	$15.57	-12.72%	$14.34	-13.98%	$17.84	$16.67	15,924,224
June 30, 2011	$15.85	-13.95%	$14.11	-13.49%	$18.42	$16.31	10,499,515
September 30, 2011	$15.42	-13.18%	$11.08	-12.27%	$17.76	$12.63	14,788,724
December 31, 2011	$13.00	-14.92%	$10.57	-11.92%	$15.28	$12.00	11,977,091
March 31, 2012	$14.29	-12.44%	$12.27	-13.47%	$16.32	$14.18	12,023,013
June 30, 2012	$14.05	-12.84%	$11.99	-11.45%	$16.12	$13.54	9,326,404
September 30, 2012	$13.32	-14.01%	$12.12	-11.66%	$15.49	$13.72	8,502,186
December 31, 2012	$13.43	-13.02%	$12.26	-14.27%	$15.44	$14.30	11,422,006
March 31, 2013	$15.06	-10.41%	$13.42	-12.86%	$16.81	$15.40	11,284,306

As evidenced by the above table, for the period indicated, Value Trust Common Stock traded in the market below NAV.

There can be no assurance that the Value Trust Common Stock will trade in the future at, above or below NAV. The average weekly trading volume of Value Trust Common Stock on the NYSE during the period from January 1, 2012 through December 31, 2012 was 794,056.87 shares. The average weekly trading volume of the Common Stock on the NYSE during the period from January 1, 2013 through March 31, 2013 was 886,907.62 shares. Value Trust’s shares of common stock have traded in the market at both premiums to and discounts from net asset value. Over Value Trust’s approximately twenty-seven year history, the range fluctuated from a 17.61% premium in 2006 to a 23.57% discount in 1987. Beginning in September 2008, the net asset value of Value Trust exceeded the market price and this discount continued through March 31, 2013. The net asset value of Value Trust has exceeded the market price during 2012 with an average discount of 12.66%. As of March 31, 2013, the closing market price of Value Trust was a 10.41% discount to net asset value.

Global Trust

General

Global Trust, which was incorporated under the laws of the State of Maryland on February 14, 2011, is authorized to issue 150,000,000 shares of common stock, par value $0.001 per share. Each share of common stock has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of common stockholders. When issued, the Global Trust Common Stock distributed in the Transaction will be fully paid and non-assessable. Global Trust Common Stock is non-redeemable and has no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, the Fund will be required to hold annual meetings of its stockholders.

Under the Global Trust Charter, the Global Trust Board has sole authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including preferred stock, and to cause Global Trust to issue such shares. The Global Trust Board has authority to cause the Fund to issue and sell up to 50,000,000 shares of preferred stock, $0.001 par value per share, that may be convertible into shares of Global Trust Common Stock. The terms of such Global Trust Preferred Stock are, or would be, fixed by the Global

Trust Board and materially limit and/or qualify, or would materially limit and/or qualify, the rights of the holders of Global Trust Common Stock. See “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors — Value Trust and Global Trust — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

As permitted by Maryland law, the Global Trust Charter provides that a majority of the entire Board of Directors, without any action by the stockholders, may amend the Global Trust Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Global Trust has authority to issue.

Under the 1940 Act, Global Trust is permitted to have outstanding more than one series of preferred stock so long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of the Fund’s preferred stock do not have preemptive rights to purchase any shares of preferred stock that might be issued.

The following table shows the number of shares of (i) capital stock authorized and (ii) capital stock outstanding for each class of authorized securities of Global Trust as of March 31, 2013.

Title of Class	Amount Authorized	Amount Outstanding
Common Stock, $0.001 par value per share	150,000,000	0
Preferred Stock, $0.001 par value per share	50,000,000	0

Repurchases of Securities

Each of Value Trust and Global Trust is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their shares of the Fund. Although neither Value Trust nor Global Trust will offer to repurchase its shares of common stock and/or preferred stock on a periodic basis, it may repurchase its shares of common stock and/or preferred stock on such occasions when it is deemed advisable by the Fund. Each Fund’s Board of Directors has authorized the open-market repurchase of up to 5% of the issued and outstanding shares of its common stock. Under the 1940 Act, each of Value Trust and Global Trust may repurchase its securities (i) on a securities exchange or such other open market designated by the Commission (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of shares of a Fund is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

Each of Value Trust and Global Trust may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. Any related interest charges will be paid by the applicable Fund and borne pro rata by the stockholders indirectly through their interest in the Fund. See “Investment Goals and Policies of Value Trust and Global Trust — Risk Factors — Value Trust and Global Trust — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

If a Fund repurchases its shares of common stock for a price below their NAV, the NAV of those shares of Common Stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of Common Stock by a Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s net income.

Rights Offerings

Value Trust has and may in the future, and Global Trust may in the future, and at their discretion, choose to make rights offerings from time to time for a number of shares and on terms that may or may not be similar to any of Value Trust’s previous offers. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which each of Value Trust and Global Trust was incorporated, the Board of each Fund is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Certain Corporate Governance Provisions

The six Directors of Value Trust who were elected by the holders of Value Trust Common Stock are divided into three classes, each having a staggered term of three years. Two of the current Directors were elected by the holders of Value Trust Preferred Stock. All outstanding Value Trust Preferred Stock was redeemed on November 15, 2012; therefore, until such time, if ever, as any additional Value Trust Preferred Stock is issued and outstanding, all Directors of Value Trust will be elected by the holders of Value Trust Common Stock. Currently, Global Trust has not issued Preferred Stock; therefore all eight directors will be elected by the holders of Global Trust Common Stock until such time, if ever, as Global Trust Preferred Stock is issued and outstanding. Upon completion of the Transaction, Global Trust Directors will be divided into three classes, each having a staggered term of three years (except, to ensure that the term of a class of Global Trust’s Directors expires each year, one class of Global Trust’s Directors will serve an initial one-year term and three-year terms thereafter and another class of its Directors will serve an initial two-year term and three-year terms thereafter).

Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Global Trust Board. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of that Fund to change the majority of Directors. Vacancies on the Board of Directors may be filled by a majority of the remaining Directors, even if the remaining directors do not constitute a quorum, for the balance of the term of the class.

The class and other voting rights of any preferred stock that may be issued could make it more difficult for a Fund to take certain actions that may, in the future, be proposed by the Board of Directors and/or the holders of common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The Global Trust Charter provides that the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter (a “Supermajority Vote”), each voting as a separate class, is generally required to authorize certain transactions (“Extraordinary Transactions”). Such matters include (i) amending the Charter to make Global Trust’s common stock a “redeemable security” or to convert Global Trust from a “closed-end company” to an “open-end company,” (ii) any liquidation or dissolution of Global Trust and any amendment to the Charter to effect such a liquidation or dissolution, (iii) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of Global Trust, (iv) certain amendments to the Global Trust Charter and (v) any transaction between Global Trust and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor provision), and any person controlling, controlled by or under common control with any such person or member of such group, that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally.

Extraordinary Transactions can also be accomplished by an affirmative vote of the holders of a majority of the votes entitled to be cast, rather than a Supermajority Vote, if the Continuing Directors (as defined below), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Global Trust Board, approve such proposal, transaction or amendment. For transactions discussed in clause (v) of the immediately preceding paragraph, no stockholder approval will be required provided (i) such transaction is approved by the Continuing Directors, by a vote of at least two-thirds of such Continuing Directors, and (ii) applicable state law or another provision of the Charter or Bylaws do not otherwise requires such approval. “Continuing Directors” means (i) current Directors of the Global Trust Board, (ii) those nominated for election by the stockholders or whose election by the directors to fill vacancies on the Global Trust Board is approved by a majority of the Directors of the Global Trust Board, and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing

Directors or successor Continuing Directors, who are on the Global Trust Board at the time of the nomination or election, as applicable.

A director of Value Trust may be removed only with cause by a vote of a majority of the votes entitled to be cast for the election of such director. A director of Global Trust may only be removed for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Each Fund’s By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. Each Fund’s By-laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the applicable Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting (subject to certain exceptions) for Value Trust, and not earlier than the 150th day nor later than 5:00 p.m., eastern time, on the 120th day prior to the first anniversary of the date of the mailing of the proxy statement for the preceding year’s annual meeting for Global Trust. However, in connection with Global Trust’s first annual meeting, notice by the stockholder must be so delivered no earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., eastern time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of the annual meeting is first made. Any advance notice by a stockholder must be accompanied by certain information as provided in the By-laws.

Certain provisions of the 1940 Act and the Charters require a separate additional vote of the holders of preferred stock, if any, to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

The provisions of the Charters and Bylaws (the “Governing Documents”) of Value Trust and Global Trust described above may be regarded as “anti-takeover” provisions. The provisions could have the effect of depriving the owners of shares in either Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of either Value Trust or Global Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

Reference is made to the Governing Documents of Value Trust and Global Trust, on file with the Commission, for the full text of these provisions. See “Further Information.”

Indemnification of Directors and Officers

The By-laws of each of Value Trust and Global Trust provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the By-

laws of either Value Trust or Global Trust protects or indemnifies a Director, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

FURTHER INFORMATION

Each of Value Trust and Global Trust are subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by Value Trust and Global Trust with the Commission pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Value Trust and Global Trust, that file electronically with the Commission.

Value Trust Common Stock is listed on the NYSE. Reports, proxy statements and other information concerning Value Trust and filed with the Commission by Value Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

It is anticipated that Global Trust Common Stock will be listed on the NYSE. Reports, proxy statements and other information concerning Global Trust and filed with the Commission by Global Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Statements contained in this Combined Prospectus/Proxy Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Combined Prospectus/Proxy Statement forms a part, each such statement being qualified in all respects by such reference.

REQUIRED VOTE FOR PROPOSALS

Approval of the Transaction (Proposal 1) by the stockholders is to be determined by the vote of a majority of the outstanding shares of Value Trust Common Stock, as defined under the 1940 Act. Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of Value Trust Common Stock, or (2) 66 2/3% or more of the shares of Value Trust Common Stock represented at the Meeting if more than 50% of the outstanding shares of Value Trust Common Stock are present or represented by proxy at the Meeting (“Majority Vote”).

While Value Trust has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of Global Trust shares pursuant to the Transaction as described above, the Board of Value Trust in the future could authorize such additional distributions. The Board may elect to delay or not to proceed with the Transaction notwithstanding its approval by stockholders if for any reason the Board determines that such action would be in the best interests of stockholders.

The Value Trust Board, including the Non-Interested Directors, unanimously recommends that the holders of Value Trust Common Stock vote “FOR” approval of the Transaction (Proposal 1).

Approval of the amendment of Value Trust’s investment restriction (Proposal 2) is to be determined by a Majority Vote of outstanding shares of Value Trust Common Stock.

The Value Trust Board, including the Non-Interested Directors, unanimously recommends that the holders of Value Trust Common Stock vote “FOR” approval of the amendment to the investment restriction of Value Trust (Proposal 2).

The consummation of the Transaction is contingent upon stockholder approval of both the Transaction and the amended investment restriction.

GENERAL VOTING INFORMATION

In addition to the solicitation of proxies by mail, officers of Value Trust and regular employees of Computershare, Value Trust’s transfer agent, and affiliates of Computershare or other representatives of Value Trust may also solicit proxies by telephone, telegraph, Internet or in person. In addition, Value Trust has retained [____] to assist in the solicitation of proxies for a minimum fee of $[___], plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Combined Prospectus/Proxy Statement and its enclosures will be paid by Royce. Royce will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. Value Trust’s most recent annual report, including audited financial statements for the year ended December 31, 2012, is available upon request, without charge, by writing to The Royce Funds at 745 Fifth Avenue, New York, NY 10151, by calling The Royce Funds at 800-221-4268, or via the internet at www.roycefunds.com.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Value Trust Shares (as defined below) represented thereby will be voted “FOR” each of Proposal 1 and Proposal 2, and “FOR” any other matters deemed appropriate unless instructions to the contrary are marked. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to Value Trust at the above address prior to the date of the Meeting. Merely attending the Meeting without voting, however, will not revoke a previously given proxy.

A quorum of stockholders is constituted by the presence in person or by proxy of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate (or, if a quorum is present, a majority of the votes cast). If submitted to stockholders, any such adjournment will require the affirmative vote of a majority of those shares present (or, if a quorum is present, a majority of the votes cast) at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the Record Date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on [ ] has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

Value Trust has one class of capital stock outstanding: Value Trust Common Stock. The holders of Value Trust Common Stock are entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the Record Date, there were [ ] shares of Value Trust Common Stock outstanding.

The following persons were known to Value Trust to be beneficial owners or owners of record of 5% or more of its outstanding shares of Value Trust Common Stock as of the Record Date:

Name and Address of Owner	Class/Series of Stock	Amount and Nature of Ownership	Percent of Class/Series
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	Common Stock	[ ], Record

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

Summary of Voting Rights on Proxy Proposals

1	To consider and vote upon a proposal to contribute a portion of Value Trust’s assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments and unappreciated common stock and unappreciated preferred stock) having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013), to a newly-organized, diversified, closed-end management investment company, Global Trust, and to distribute to common stockholders of Value Trust, shares of Global Trust Common Stock.	Holders of Value Trust Common Stock

2	To consider and vote upon a proposal to amend an investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act,” to state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”	Holders of Value Trust Common Stock

BROKER NON-VOTES AND ABSTENTIONS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any procedural matter is submitted to stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Abstentions or broker non-votes will not be counted as votes cast, but will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Consequently, abstentions and broker non-votes will have the same effect as a vote “against” Proposal 1 and Proposal 2.

Stockholders of Value Trust will be informed of the voting results of the Meeting in Value Trust’s annual report or semi-annual report to stockholders relating to the six-month period in which the Meeting is held.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Value Trust does not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

INVESTMENT RESTRICTIONS

Global Trust

Listed below are Global Trust’s fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Global Trust’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of Global Trust’s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with Global Trust’s investment policies and limitations.

Global Trust’s fundamental investment policies cannot be changed without approvals of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock (if any), voting together as a single class, and a majority of the outstanding preferred stock (if any), voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund).

Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Appendix A are operating policies and may be changed by the Board of Directors of Global Trust without stockholder approval or, except as required by law, prior notice to stockholders.

Global Trust may not, as a matter of fundamental policy:

1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act;

2. Purchase securities on margin or write call options on its portfolio securities;

3. Sell securities short;

4. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.

5. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund’s total assets, more than 5% of such assets would be invested in the securities of such issuer;

6. Invest more than 25% of its assets in any one industry;

A-1

7. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

8. Purchase or sell commodities or commodity contracts;

9. Make loans, except for (a) purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements, bank certificates of deposit and other similar securities and (c) loans of up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

10. Invest in companies for the purpose of exercising control of management;

11. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts; or

12. Invest more than 5% of its total assets in warrants, rights and options.

Global Trust may not, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Global Trust may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of companies headquartered in developing countries.

Global Trust may invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act.

If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

Value Trust

The policies set forth below are fundamental policies of Value Trust and may not be changed without approvals of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock (if any), voting together as a single class, and a majority of the outstanding preferred stock (if any), voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund).

Except for the fundamental investment policies set forth below, Value Trust does not consider its other policies, such as seeking current income, to be fundamental, and such policies may be changed by the Board of Directors of Value Trust without stockholder approval or, except as required by law, prior notice to stockholders.

A-2

Value Trust may not:

1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act;

2. Purchase on margin or write call options on its portfolio securities;

3. Sell securities short;

4. Underwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.1

5. Invest more than 25% of its total assets in any one industry;

6. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly-traded;

7. Purchase or sell commodities or commodity contracts;

8. Make loans, except for (a) purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements with any bank that is the custodian of its assets covering U.S. Treasury and agency obligations and having a term of not more than one week and (c) loans of up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned);

9. Invest in companies for the purpose of exercising control of management;

10. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts;

11. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund’s total assets, more than 5% of such assets would be invested in the securities of such issuer; or

12. Invest more than 5% of its total assets in warrants, rights or options.

If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

1
If Proposal 2 is approved at the Special Meeting, investment restriction 4 will replaced with the following: “Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

A-3

In addition to issuing and selling senior securities as set forth in No. 1 above, Value Trust may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 200% for senior securities of the Fund representing indebtedness.

Although there are no liquidity restrictions on investments made by Value Trust and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.

A-4

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 10, 2013

ROYCE VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

ROYCE GLOBAL VALUE TRUST, INC.
745 Fifth Avenue
New York, NY 10151
(800) 221-4268

PART B

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2013

This Statement of Additional Information (this “SAI”) relates to the proposed contribution of a portion of the assets (which is anticipated to consist largely or exclusively of cash, short-term fixed income instruments and unappreciated common stock and unappreciated preferred stock) of Royce Value Trust, Inc. (“Value Trust’) having a value of approximately $100 million (approximately 8.4% of Value Trust’s net assets as of March 31, 2013), to a newly-organized, diversified, closed-end management investment company, Royce Global Value Trust, Inc. (“Global Trust”), and the distribution to common stockholders of Value Trust shares of common stock of Global Trust (“Global Trust Common Stock”) at an approximate rate of one (1) share of Global Trust Common Stock for every seven (7) shares of Value Trust’s common stock (“Value Trust Common Stock”). Each of Value Trust and Global Trust are referred to herein as a “Fund,” and together as the “Funds.” The contribution of such Value Trust assets to Global Trust and the subsequent distribution of the Global Trust’s shares to Value Trust common stockholders are referred to herein as the “Transaction.”

This SAI contains information which may be of interest to stockholders of Value Trust relating to the Transaction, but which is not included in the Combined Prospectus/Proxy Statement dated [ ], 2013 (the “Combined Prospectus/Proxy Statement”).

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “Commission”), and is available upon request and without charge by calling call Investor Information at 1-800-221-4268.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

RISK FACTORS AND SPECIAL CONSIDERATIONS	1

Funds’ Rights as Stockholders	1
Lower-Rated (High-Risk) and Investment Grade Debt Securities	1
Securities of Exchange-Traded Funds	2
Repurchase Agreements	3
Warrants, Rights and Options	3
Reverse Repurchase Agreements	4

MANAGEMENT OF VALUE TRUST AND GLOBAL TRUST	5

Directors and Officers	5
Board Committees and Meetings	11
Boards’ Oversight Role in Management	12
Officers	13

PRINCIPAL STOCKHOLDERS	15

Value Trust	15
Global Trust	15

EXPERTS AND FINANCIAL STATEMENTS	15

ADDITIONAL INFORMATION	16

Portfolio Transactions	16
Portfolio Turnover	18
Proxy Voting Policies and Procedures	18
Code of Ethics and Related Matters	19
Portfolio Manager Information	20
Description of Portfolio Manager Compensation Structure	21
Potential Conflicts of Interest	22

INVESTMENT ADVISORY AND OTHER SERVICES	24

Investment Management	24
Investment Advisory Agreements	24
Advisory Fee	25
Custodian	27
Transfer Agent	28

ADMINISTRATION AGREEMENT	28

TAXATION	28

Taxation of a Fund	29
Foreign Taxes	32
Taxation of Stockholders	32
Backup Withholding	35
Tax on Net Investment Income	36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

STATEMENT OF ASSETS AND LIABILITIES	37

EXHIBIT A ROYCE & ASSOCIATES PROXY VOTING GUIDELINES AND PROCEDURES	A-1

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds’ Rights as Stockholders

Neither Value Trust nor Global Trust may invest in a company for the purpose of exercising control of management. However, each of Value Trust and Global Trust may exercise its rights as a stockholder and communicate its views on important matters of policy to the company’s management or its board of directors and/or other stockholders if Royce & Associates, LLC, each Fund’s investment adviser (“Royce”) or the board of directors of the Fund determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that Value Trust and Global Trust may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a fund will not be undertaken or liabilities incurred.

Each of Value Trust and Global Trust may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the applicable board of directors (each, a “Board of Directors”, or the “Board”) determine this to be in the best interests of the Fund’s stockholders.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

Each of Value Trust and Global Trust may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody’s Investors Service, Inc. (“Moody’s”) or from BB to D by Standard & Poor’s Financial Services LLC or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a fund has invested, the security will then be valued in accordance with procedures established by the applicable Board of Directors. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity

1

and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of Value Trust and Global Trust may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Each of Value Trust and Global Trust may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Securities of Exchange-Traded Funds

Each of Value Trust and Global Trust may purchase, sell and invest in the securities of exchange-traded funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. From time to time the Fund may also purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

2

If an ETF is an investment company, unless an exemption has been obtained from the Commission, the limitations applicable to the Funds’ ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

Each of Value Trust and Global Trust may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of each Fund to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Commission, each determined by Royce to represent acceptable credit risk.

Warrants, Rights and Options

Each of Value Trust and Global Trust may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P SmallCap 600 Index (“S&P 600”).

Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a

3

Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Reverse Repurchase Agreements

Global Trust is authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, Global Trust sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements expose Global Trust to credit risk (that is, the risk that the counterparty will fail to resell the security to Global Trust). When effecting repurchase transactions, liquid securities having a dollar amount equal in value to the securities subject to the agreement are required to be segregated with Global Trust’s custodian bank, and the reverse repurchase agreement is required to be marked to market daily. Engaging in reverse repurchase agreements also may involve the use of leverage to the extent the Global Trust reinvests the cash it receives in additional securities. Such practice may increase Global Trust’s volatility and magnify its losses.

* * *

Royce believes that each of Value Trust and Global Trust are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

4

MANAGEMENT OF VALUE TRUST AND GLOBAL TRUST

Directors and Officers

The business and affairs of each of Value Trust and Global Trust are managed under the direction of the Board of each Fund, and the day-to-day operations of each Fund are conducted through or under the direction of its respective officers.

The Board of Directors of each of Value Trust and Global Trust is comprised of the same eight individuals. With respect to Value Trust, two of the Directors, David L. Meister and Patricia W. Chadwick, who were elected by the holders of Value Trust Preferred Stock, voting as a separate class, stand for election at each annual meeting of stockholders. The remaining six Directors are divided into three classes and are elected by the holders of Value Trust Common Stock and Value Trust preferred stock (the “Value Trust Preferred Stock”), voting together as a single class. The Class I Directors, Charles M. Royce and G. Peter O’Brien, have terms that expire in 2015; the Class II Directors W. Whitney George and Arthur S. Mehlman, have terms that expire in 2013; and the Class III Directors, Richard M. Galkin and Stephen L. Isaacs, have terms that expire in 2014. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum, for the remainder of the term of the respective Board position. All outstanding Value Trust Preferred Stock was redeemed on November 15, 2012; therefore, all eight directors will be elected by holders of Value Trust Common Stock until such time, if ever, as additional Value Trust Preferred Stock is issued and outstanding. Because Global Trust has no issued and outstanding Preferred Stock, all eight of its Directors will be elected by holders of Global Trust Common Stock. As of the date of this SAI, all eight Global Trust Directors are members of the same class. Pursuant to the Articles of Incorporation of Global Trust, upon completion of the Transaction, the eight Directors of Global Trust will be divided into three classes. The Class I Directors, Charles M. Royce, G. Peter O’Brien and David L. Meister, will have terms that expire in 2015; the Class II Directors, W. Whitney George, Arthur S. Mehlman and Patricia W. Chadwick, will have terms that expire in 2013; and the Class III Directors, Richard M. Galkin and Stephen L. Isaacs, will have terms that expire in 2014.

There are no family relationships between any of the Funds’ Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal.

The following table sets forth certain information as to each Director of each Fund. The Directors are responsible for the overall supervision of the operations of the Funds and have the various duties imposed on directors of registered investment companies by the 1940 Act. Each Director became a Director of Global Trust in 2011, other than W. Whitney George, who became a Director in 2013.

5

Name, Age and Address*	Position(s) with the Fund	Value Trust Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Interested Directors
Charles M. Royce** (73) 745 Fifth Avenue New York, NY 10151	Class I Director and President	Since 1986	President, Co-Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Funds, Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”), The Royce Fund (“TRF”) and Royce Capital Fund (“RCF”), (collectively, “The Royce Funds”).	34	TICC Capital Corp
W. Whitney George** (52) 745 Fifth Avenue New York, NY 10151	Class II Director and Vice President	Since 2013	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.	4	None
Non-Interested Directors
Patricia W. Chadwick (64) 745 Fifth Avenue New York, NY 10151	Value Trust Director Global Trust Class II Director	Since 2010	Consultant and President of Ravengate Partners LLC (since 2000).	34	Wisconsin Energy Corp. and ING Mutual Funds
Richard M. Galkin (74) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class III Director	Since 1986	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	34	None

6

Name, Age and Address*	Position(s) with the Fund	Value Trust Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
Stephen L. Isaacs (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class III Director	Since 1986	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	34	None
Arthur S. Mehlman (70) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class II Director	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	48 (Director/Trustee of all Royce Funds consisting of 34 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	None
David L. Meister (73) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Value Trust Director Global Trust Class I Director	Since 1986	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	34	None

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Name, Age and Address*	Position(s) with the Fund	Value Trust Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Public Directorships held by Director
G. Peter O’Brien (67) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Class I Director	Since 2001	Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005); and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	48 (Director/Trustee of all Royce Funds consisting of 34 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	TICC Capital Corp.

*	Each Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.
**	An “interested person” of each Fund and/or Royce under Section 2(a)(19) of the 1940 Act (“Interested Director”).

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Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which each Board of Directors believes has prepared them to be effective Directors.

• Charles M. Royce – In addition to his tenure as a director/trustee of the open and closed-end registered investment companies advised by Royce (“The Royce Funds”), Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

• W. Whitney George – In addition to his tenure as a director of the closed-end registered investment companies advised by Royce, Mr. George serves as Managing Director, Vice President and Co-Chief Investment Officer of Royce, having been employed by Royce since 1991. Mr. George has over 30 years of investment business experience.

• Richard M. Galkin – In addition to his tenure as a director/trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants and as co-Chairman of the Boards’ Nominating Committee. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

• Stephen L. Isaacs – In addition to his tenure as a director/trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

• Arthur S. Mehlman – In addition to his tenure as a director/trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

• David L. Meister – In addition to his tenure as a director/trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

• G. Peter O’Brien – In addition to his tenure as a director/trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

• Patricia W. Chadwick – In addition to her tenure as a director/trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In

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addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

The Board of each Fund believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Directors of each Fund are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Fund’s investment adviser (“Non-Interested Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s directors must be Non-Interested Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Non-Interested Directors. Currently, 75% of the Funds’ Directors are Non-Interested Directors. The Boards do not have a chairman, but the President, Mr. Royce, an interested person of the Funds, acts as chairman at the Board meetings. The Non-Interested Directors have not designated a lead Non-Interested Director, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Non-Interested Directors and, when appropriate, represents the views of the Non-Interested Directors to management. Each Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to each Director’s share ownership in Value Trust and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Directors as of December 31, 2012 is set forth in the tables below. Global Trust had not commenced operations as of December 31, 2012; therefore, no Director owned shares of Global Trust as of that date.

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Name of Director	Dollar Range of Equity Securities in Value Trust	Aggregate Dollar Range of Equity Securities in The Royce Funds
Interested Directors:
Charles M. Royce	Over $100,000	Over $100,000
Non-Interested Directors:
Patricia W. Chadwick	None	Over $100,000
Richard M. Galkin	$10,001-$50,000	Over $100,000
Stephen L. Isaacs	$1-$10,000	Over $100,000
Arthur S. Mehlman	$10,001-$50,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001-$50,000	Over $100,000

Board Committees and Meetings

The Board of Directors of each Fund has an audit committee (the “Audit Committee”), comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. Each Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Commission Regulations. During the year ended December 31, 2012, the Audit Committee of Value Trust held three meetings. Global Trust had not commenced operations as of December 31, 2012; therefore, the Audit Committee of Global Trust held no meetings.

The Board of Directors of each Fund has a nominating committee (the “Nominating Committee”), comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Non-Interested Directors of the applicable Fund and recommending its nominees for consideration by the Fund’s full Board of Directors. Each Fund has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. During the year ended December 31, 2012, the Nominating Committee of each Fund did not meet. While the Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, the Committee will review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send their suggestions to the Secretary of the applicable Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

The Nominating Committee charter of each Fund requires the Nominating Committee to identify individuals qualified to serve as Non-Interested Directors of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating

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Committee will take into consideration, among other factors it may deem relevant (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Non-Interested Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Boards’ Oversight Role in Management

Each Board’s role in management of the applicable Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of each Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and Royce’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee (which consists of the six Non-Interested Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Funds’ independent registered public accounting firm and the Funds’ Vice President and Treasurer. The Boards also receive periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Boards also receive reports from counsel to Royce and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. The Boards’ oversight role does not make either Board a guarantor of the Funds’ investments or activities.

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For the year ended December 31, 2012, the following Directors received compensation from Value Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds.

Name, Position	Aggregate Compensation from Value Trust	Pension or Retirement Benefits Accrued as Part of Value Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From Fund Complex*
Non-Interested Directors**:
Patricia W. Chadwick, Director	$20,500	None	None	$210,000	$210,000
Richard M. Galkin, Director	$20,500	None	None	$210,000	$210,000
Stephen L. Isaacs, Director	$20,500	None	None	$210,000	$210,000
Arthur S. Mehlman, Director	$20,500	None	None	$210,000	$350,000
David L. Meister, Director	$20,500	None	None	$210,000	$210,000
G. Peter O’Brien, Director	$20,500	None	None	$210,000	$340,000

*	Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2012 from the Fund Complex. The Fund Complex includes the 34 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Funds.
**	The Interested Directors received no compensation from Value Trust or the other funds in the group of registered investment companies comprising The Royce Fund during the fiscal year ended December 31, 2012.

Each of the Non-Interested Directors receives a base fee of $18,000 per year for serving on the Value Trust Board plus $1,100 for each meeting of the Board attended. Each Non-Interested Director receives a fee of $2,500 per year for serving on the Global Trust Board plus $200 for each meeting of the Board attended.

Officers

Certain biographical and other information concerning the officers of Value Trust and Global Trust, other than Charles M. Royce and W. Whitney George, is set forth below. Information regarding Mr. Royce and Mr. George is set forth in the tables above regarding Directors of the Funds. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office until his respective successor is duly elected and qualified. Each officer became an officer of Global Trust in 2011.

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Name, Age and Address*	Position(s) with each Fund	Value Trust Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Public Directorships
John D. Diederich. (61) 745 Fifth Avenue New York, NY 10151	Vice President and Treasurer	Since 1997	Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.	None
Jack E. Fockler, Jr. (53) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989	None
Daniel A. O’Byrne* (50) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986	None
John E. Denneen* (46) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds	None
Lisa Curcio (53) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 1, 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	None

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PRINCIPAL STOCKHOLDERS

Value Trust

As of March 31, 2013, there were 70,693,385 shares of common stock and no shares of preferred stock outstanding. The following persons were known to Value Trust to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the Record Date:

Name and Address of Owner	Class/Series of Stock	Amount and Nature of Ownership	Percent of Class/Series
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	Common Stock

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

Global Trust

As of the date of the Combined Prospectus/Proxy Statement, ten thousand (10,000) shares of Global Trust Common Stock are outstanding, which are owned beneficially and of record by Value Trust. These shares were issued in respect of Value Trust’s contribution of $100,000 of initial capital to Global Trust. Value Trust has represented that these shares were, or will be, purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended or an applicable exemption therefrom.

EXPERTS AND FINANCIAL STATEMENTS

[ ], serves as the independent registered public accounting firm of each of Value Trust and Global Trust. [ ] annually renders, or will annually render, an opinion on the financial statements of the respective Fund. [ ] has an office at [ ], and also performs tax and other professional services for the Funds.

The statement of assets and liabilities of Global Trust, as of [ ], contained in this SAI has been included herein in reliance on the report of [ ] and upon the authority of such firm as experts in auditing and accounting. The statement of assets and liabilities of Value Trust, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share date and ratios for each of the five years in the period then ended included in the Annual Report have been audited by [ ] as indicated in their report with respect thereto, and are incorporated in this SAI by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

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Investors can call 800-221-4268 to request copies of Value Trust’s annual and semi-annual reports, to request other information about Value Trust, or to make stockholder inquiries. Value Trust’s reports are also available at the website www.roycefunds.com. You may also obtain Value Trust’s reports, proxy and information statements and other information regarding Value Trust that is filed electronically with the Commission on the Commission’s web site (http://www.sec.gov).

ADDITIONAL INFORMATION

Portfolio Transactions

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and under its Investment Advisory Agreements (as defined in the section entitled “Investment Advisory and Other Services — Investment Advisory Agreements”) with the Funds, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Fund. Moreover, Royce’s receipt of these services

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does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

In some cases Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Although Royce’s portfolio managers generally pre-allocate the majority of Royce’s purchase or sale orders to one or more of its client accounts, under such Guidelines and Procedures, Royce may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. In addition, on a limited, infrequent basis, and in accordance with its written procedures, Royce may change initial allocations from one Royce client account to another when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund's portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another.

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Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund's taxable shareholders.

During each of the three years ended December 31, 2010, 2011 and 2012, Value Trust paid brokerage commissions as follows: $1,320,710, $1,191,915, and $1,275,022. As of December 31, 2012, Global Trust had not yet commenced operations.

Portfolio Turnover

Neither Value Trust nor Global Trust engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the applicable Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. Value Trust’s portfolio turnover rates for the years ended December 31, 2011 and December 31, 2012 were 26% and 25%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of Value Trust’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. As of December 31, 2012, Global Trust had not yet commenced operations.

Proxy Voting Policies and Procedures

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this SAI as Exhibit A). The Board of Directors of each Fund has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and

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analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to (a) when certain securities are out on loan at the time of a record date, (b) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (c) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

In furtherance of Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Funds toll-free at (800) 221-4268 and on the Commission’s Internet site at http://www.sec.gov.

Code of Ethics and Related Matters

Royce and each open and closed-end registered investment companies advised by Royce, including the Funds has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason, Inc. (“Legg Mason”) affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s

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equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Additional Information — Portfolio Transactions”.

As of March 31, 2013, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $165 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $8 million.

The Code of Ethics of each Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Commission at 202-551-8090. The Code of Ethics of each Fund is also available on the EDGAR database on the Commission’s Internet web site at http://www.sec.gov. Copies of each Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.

Portfolio Manager Information

Charles M. Royce is the primary portfolio manager of Value Trust and Global Trust. Each of Christopher E. Flynn and David A. Nadel is an assistant portfolio manager for Value Trust and Global Trust.

Other Funds and Accounts Managed. The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities.  Information in the chart is provided as of December 31, 2012 for Charles M. Royce and Christopher E. Flynn and as of March 31, 2013 for David A. Nadel.  Accounts are grouped into three categories:  (i) registered investment companies; (ii) private pooled investment vehicles; and (iii) other accounts.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles M. Royce	17	2	12	2	1	—
Christopher E. Flynn	4	—	—	2	—	—
David A. Nadel	9	2	—	1	—	—

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Securities Ownership of Portfolio Managers. The following table sets forth the dollar range of securities beneficially owned by each portfolio manager in Value Trust as of December 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Held in Value Trust
Charles M. Royce	Over $100,000
Christopher E. Flynn	Over $100,000
David A. Nadel	None

As of the date of this SAI, none of the portfolio managers of Global Trust own any equity securities of Global Trust.

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Royce portfolio managers for the Funds (“Portfolio Managers”) receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

●	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
●	PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of Royce Micro-Cap Trust, Inc. (“Micro-Cap Trust”) and Value Trust is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2012 there were 374 such funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager is not subject to performance-related adjustment.

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Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

●	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.
●	BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receives variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Co-Chief Investment Officer and President of The Royce Funds.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at

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the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “—Portfolio Transactions” above.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of The Royce Funds’ shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (Value Trust and Micro-Cap Trust) is based, in part, on performance-based fee revenues. Value Trust and Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund stockholders’ interests). See “—Code of Ethics and Related Matters” above. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and each of the Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Management

Royce serves as the investment adviser to Value Trust and Global Trust pursuant to an Investment Advisory Agreement with each Fund (as defined below in the section entitled “—Investment Advisory Agreements”). Royce (which term as used in this Combined Prospectus/Proxy Statement includes its corporate predecessor), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Royce became investment adviser of Value Trust in November 1986, when Value Trust commenced operations. The Board of Directors of Global Trust, including all of the Directors who are not “interested persons” of the Fund under the 1940 Act, approved Royce as the investment adviser of Global Trust in February, 2011. Royce also serves as investment adviser to other management investment companies and institutional accounts. As of March 31, 2013, Royce managed approximately $37 billion in assets for Value Trust and other client accounts. Royce’s principal business address is 745 Fifth Avenue, New York, NY 10151.

On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became Value Trust’s investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of March 31, 2013, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $665 billion.

Under each of the Value Trust Charter and the Global Trust Charter, and Maryland law, each Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Funds’ investment performance.

Investment Advisory Agreements

Under the Investment Advisory Agreement between Value Trust and Royce dated October 1, 2001 (the “Value Trust Investment Advisory Agreement”), and the Investment Advisory Agreement between Global Trust and Royce dated May [__], 2013 (the “Global Trust Investment Advisory Agreement,” and together with the Value Trust Investment Advisory Agreement, the “Investment Advisory Agreements”), Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the applicable Fund’s Board of Directors; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

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Each Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the section of this SAI entitled, “Administration Agreement” for more information.

Pursuant to its terms, the Value Trust Investment Advisory Agreement had, and the Global Trust Investment Advisory Agreement will have, an initial term of two years, and each continues from year to year thereafter if approved annually (i) by the respective Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to an Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement may be terminated by the respective Fund at any time, without penalty, on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Advisory Fee

Value Trust

As compensation for its services under the Value Trust Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to common stockholders, plus the liquidation value of preferred stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 0.05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of 0.5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

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Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s preferred stock for any month in which the Fund’s average annual NAV total return since issuance of the preferred stock fails to exceed the applicable preferred stock’s dividend rate.

For the twelve rolling 60-month periods in 2012, Value Trust’s investment performance ranged from 12% to 24% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $11,677,855 and a net downward adjustment of $5,838,926 for the performance of the Fund relative to that of the S&P 600. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($50,000) attributable to Value Trust Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed Value Trust Preferred Stock’s dividend rate. For the year ended December 31, 2012, Value Trust accrued and paid Royce investment advisory fees totaling $5,788,929.

The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

Difference between Performance of Fund and % Change in S&P 600 Record	Adjustment to 1% Basic Fee	Fees as Adjusted
+12 or more	+0.50%	1.50%
+11	+0.45%	1.45%
+10	+0.40%	1.40%
+9	+0.35%	1.35%
+8	+0.30%	1.30%
+7	+0.25%	1.25%
+6	+0.20%	1.20%
+5	+0.15%	1.15%
+4	+0.10%	1.10%
+3	+0.05%	1.05%
+/-2	0.00%	1.00%
-3	-0.05%	0.95%
-4	-0.10%	0.90%
-5	-0.15%	0.85%
-6	-0.20%	0.80%
-7	-0.25%	0.75%
-8	-0.30%	0.70%
-9	-0.35%	0.65%
-10	-0.40%	0.60%
-11	-0.45%	0.55%
-12 or less	-0.50%	0.50%

In calculating the investment performance of Value Trust and the percentage change in the investment record of the S&P 600, all dividends paid from investment income and other distributions of realized capital gains during the performance period are treated as having been reinvested at net asset value on the record date for the payment of such dividends and

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distributions, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

Because Royce’s fee is partially based on the average net assets of the Fund (including assets obtained from the sale of preferred stock), Royce has generally benefited from the Fund’s issuance of preferred stock.

For each of the three years ended December 31, 2010, 2011 and 2012, as applicable, Royce received advisory fees from Value Trust (net of any amounts waived by Royce): $999,933, $9,250,388 and $5,788,929, respectively.

Global Trust

As compensation for its services under the Global Trust Investment Advisory Agreement, Global Trust will pay Royce a monthly fee equal to 1/12 of 1.25% (1.25% on an annualized basis) of the average net assets of the Fund for each month during the term of the investment advisory agreement. The net assets of the Fund shall be computed by subtracting the amount of any indebtedness and other liabilities of the Fund from the value of the total assets of the Fund, and the liquidation preference of and any potential redemption premium for any preferred stock of the Fund that may hereafter be issued and outstanding shall not be treated as an indebtedness or other liability of the Fund for this purpose.

Because the fee is computed based on the Fund’s net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the initial liquidation preference of and any potential redemption premium for any preferred stock that may be issued and sold by the Fund.

Because Royce’s fee is based on the average net assets of the Fund (including net assets applicable to both Global Trust Common Stock and Global Trust Preferred Stock), Royce would generally benefit from the Fund’s issuance of preferred stock.

Custodian

State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash and other assets of each Fund but it does not participate in either Fund’s investment decisions. Each Fund has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

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Transfer Agent

Computershare Trust Company, N.A., PO Box 43010, Providence, RI 02940-3010, is the transfer agent, dividend-paying agent and registrar for each Fund’s shares, but it does not participate in either Fund’s investment decisions.

ADMINISTRATION AGREEMENT

Effective January 1, 2008, Value Trust and Royce entered into an administration agreement (the “Value Trust Administration Agreement”). Global Trust and Royce also have entered into an administration agreement (the “Global Trust Administration Agreement,” and together with the Global Trust Administration Agreement the “Administration Agreements”). Under the terms of the Administration Agreements, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Funds’ Board of Directors, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of either Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Value Trust Administration Agreement, for the fiscal years ended December 31, 2012, December 31, 2011, and December 31, 2010, Royce received $154,393, $158,114 and $142,721, respectively, in reimbursements from Value Trust.

TAXATION

The following discussion summarizes certain U.S. federal income tax considerations affecting Value Trust and Global Trust and each of their stockholders. The discussion is based on the tax laws of the United States and the interpretations thereof, in effect on the date of this SAI. Such tax laws are subject to change and to new interpretations by the courts and the Internal Revenue Service (the “IRS”) and such changes and new interpretations can apply retroactively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting Value Trust, Global Trust and their stockholders and this discussions does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in Value Trust and Global Trust in their particular circumstances.

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Taxation of a Fund

Value Trust has qualified and intends to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Global Trust intends to elect to and qualify as a RIC. To qualify and remain qualified as a RIC,, each Fund must, among other conditions, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined under the Code) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its assets so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If a RIC fails a gross income test for any taxable year, it nevertheless may qualify as a RIC for the year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax. The savings provisions generally will be available if (i) after the RIC identifies such failure, it files a schedule describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the RIC’s failure to meet the test was due to reasonable cause and not due to willful neglect. The penalty tax equals the amount (if any) by which the gross income that fails the RIC gross income test exceeds 1/9 of the RIC gross income that satisfies the RIC gross income test.

Similarly, if a RIC fails to meet an asset test, the RIC will not lose its RIC status if (i) once the RIC identifies the failure, the RIC describes each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the RIC identifies the failure, the RIC either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a “de minimis” failure, the RIC pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets, and (II) the highest rate of corporate income tax. A failure of the assets tests is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the RIC’s assets, and (ii) $10,000,000.

If Value Trust or Global Trust invests in any partnership, including a Qualified Publicly Traded Partnership, it may subject that Fund to state, local, or foreign income, franchise or withholding tax liabilities.

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As a RIC, each Fund generally will not be subject to U.S. federal income tax on its income and gains provided that for each taxable year it distributes to stockholders an amount equal to at least 90% of the sum of its (i) investment company taxable income (which includes dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each of Value Trust and Global Trust must or will, as the case may be, distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, each Fund will be liable for the tax only on the amount by which it fails to meet these distribution requirements.

A distribution will be treated as paid by a Fund during the calendar year if it is (i) paid during the calendar year or (ii) declared by the Fund in October, November or December of the year, payable to its stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are paid.

If a Fund were unable to satisfy the 90% distribution requirement or, notwithstanding the savings provisions of the Code, otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. To re-qualify to be taxed as a RIC in a subsequent year, a Fund would be required to distribute to its stockholders its earnings and profits attributable to its non-RIC years. In addition, if a Fund failed to qualify as a RIC for a period greater than two taxable years, it would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by each Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

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Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by either Value Trust or Global Trust in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to stockholders. Elections may be available to a Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

Each Fund may invest in debt obligations purchased at a discount with the result that each Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. Each Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a contemporaneous cash distribution, a Fund could be required to include in taxable income amounts it has not yet received. Any such income would be treated as income earned by each Fund and therefore would be subject to the distribution requirements of the Code. This might prevent a Fund from distributing an amount equal to 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent a Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, a Fund may be required to borrow money, or dispose of securities it would rather retain, in order to be able to make distributions to its stockholders.

If either of Value Trust or Global Trust does not meet the asset coverage requirements of the 1940 Act and, in the case of Value Trust, the Articles Supplementary, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other effects, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely change the date on which a purchase or sale of stock or securities is deemed to occur, (vi) adversely change the

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characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. Each of Value Trust and Global Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Foreign Taxes

Since each of Value Trust and Global Trust may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. Each Fund expects to invest less than 50% of its total assets in foreign securities. As long as a Fund continues to invest less than 50% of its assets in foreign securities, its stockholders will be unable to claim the foreign tax deduction or foreign tax credit with respect to certain foreign taxes paid by the Fund.

Taxation of Stockholders

Value Trust and Global Trust each will determine either to distribute or to retain for reinvestment all or part of its net capital gain. Any such gain retained by a Fund will be subject to a 35% tax. In that event, each Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by each Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

Distributions paid by each Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the distributing Fund’s earnings and profits. Such distributions, if reported by the distributing Fund in a written statement furnished to its stockholders, may, however, qualify (provided holding period and other requirements are met by the distributing Fund and its stockholders) (i) for the dividends received deduction available to corporations, but only to the extent that the distributing Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate available to individuals (a maximum rate of 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of dividend income that exceeds those amounts) but only to the extent that the distributing Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (for example, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If either of Value Trust or Global Trust engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

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Distributions of net capital gain (if any) reported as capital gain distributions in written statements furnished to a stockholder are taxable at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held its Fund shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is 15% for individuals with no more than $400,000 of income ($450,000 if married filing jointly) and 20% for any portion of net long-term capital gain that exceeds those amounts). Distributions in excess of a distributing Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will be taxable at a maximum rate of 39.6%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” then any loss on the sale or exchange of the Fund shares in respect of which the extraordinary dividend was paid, will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS requires a RIC that has two or more classes of stock to allocate to each such class proportionate amounts of each type of the RIC’s income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the taxable year. Accordingly, Value Trust and Global Trust each intends for each taxable year to allocate its capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income (if any) between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such taxable year. Distributions in excess of Value Trust’s and Global Trust’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately between the common stock and preferred stock. Since each of Value Trust’s and Global Trust’s current and accumulated earnings and profits will first be used to pay dividends on its preferred stock, if any, distributions in excess of such earnings and profits (if any) will be made disproportionately to holders of such Fund’s common stock.

Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting whether capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Stockholders with capital loss are urged to consult their tax advisers on such limitations.

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The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by Value Trust or Global Trust from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. stockholders even from tax treaty countries; and (4) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund stockholders.

Upon a sale, exchange, redemption or other disposition of stock, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of Value Trust or Global Trust shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in Value Trust or Global Trust.

Stockholders will be furnished, if appropriate, various written statements after the close of each of Value Trust and Global Trust’s taxable years reporting the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by each Fund to its stockholders during the preceding taxable year.

If a stockholder recognizes a loss with respect to Value Trust or Global Trust’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are encouraged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Dividends paid or distributions made by Value Trust or Global Trust to stockholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of Value Trust or Global Trust.

For taxable years of a Fund beginning before January 1, 2014, properly-reported dividends or distributions are generally exempt from United States federal withholding tax if they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, however, Value Trust or Global Trust may report its potentially eligible dividends or distributions as a combination of qualified net interest income, qualified short-term capital gains, and income not qualifying for this withholding exemption. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form to the Fund). In the case of shares held through an intermediary, the intermediary may withhold even if Value Trust or Global Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding

Value Trust and Global Trust each may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.

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Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax on Net Investment Income

A new 3.8% tax is imposed on certain U.S. stockholders that are individuals, estates or trusts with incomes exceeding certain thresholds. This new tax applies to dividends on and gain from the disposition of each Fund’s shares.

Foreign Account Tax Compliance Act

A 30% withholding tax may be imposed on dividends paid after December 31, 2013 and sales proceeds received after December 31, 2016 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Stockholders and prospective investors are encouraged to consult their tax advisers regarding the possible implications of this recently enacted legislation on their investment in the Funds’ common stock.

The foregoing is a general summary of the provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, and any change can apply retroactively. Stockholders and prospective investors are encouraged to consult their tax advisers regarding the purchase, ownership and disposition of shares of common stock of the Funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Royce Global Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Global Value Trust, Inc., (“Fund”). This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audits.

We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of [ ], 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Royce Global Value Trust, Inc. at [ ], 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ [ ]

[ ]

[Date]

ROYCE GLOBAL VALUE TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of [ ]

[To be included]

37

EXHIBIT A

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-”regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.	From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

c.	There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.
d.	A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.
e.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.
f.	If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

●	The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.
●	Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com.)
●	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

ROYCE GLOBAL VALUE TRUST, INC.

PART C

OTHER INFORMATION

Item 15. Indemnification

(a) Article VIII of Global Trust’s Articles of Incorporation provides as follows:

“ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION

AND ADVANCE OF EXPENSES

Section 8.1 Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2 Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 8.3 1940 Act. The provisions of this Article VIII shall be subject to the limitations of the 1940 Act.

Section 8.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.”

(b) Article VII of Global Trust’s Bylaws provides as follows:

“ARTICLE VII

INDEMNIFICATION AND INSURANCE

SECTION 1. Indemnification. To the maximum extent permitted by Maryland law, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, manager or member of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon the election of a director or officer. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Any indemnification or payment or reimbursement of expenses made pursuant to this Article VI shall be subject to applicable requirements of the Investment Company Act.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 2. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability.”

(c) Paragraph 8 of the Investment Advisory Agreement by and between Global Trust and Royce & Associates, LLC provides:

“8. Protection of the Adviser. The Adviser shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, and the Fund shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of any liability to the Fund or its stockholders which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.”

(d) Global Trust, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $20,000,000, with a deductible amount of $400,000.

Item 16. Exhibits

(1) Articles of Incorporation of Global Trust.*

(2) By-Laws of Global Trust.*

(3) Not Applicable.

(4) Not Applicable.

(5) Form of Global Trust’s Common Stock Certificate.*

(6) Form of Investment Advisory Agreement between Global Trust and Royce & Associates, LLC.*

(7) Not applicable.

(8) Not applicable.

(9) Form of Custodian Contract between Global Trust and State Street Bank and Trust Company (“State Street”).***

(10) Not applicable.

(11) Opinion and Consent of [_____] with respect to legality.***

(12) Opinion and Consent of Sidley Austin LLP with respect to tax matters.***

(13) (a) Form of Registrar, Transfer Agency and Service Agreement between Global Trust and Computershare (Common Stock).***

(13)(b) Form of Administration Agreement between Global Trust and Royce & Associates, LLC.*

(14) Consent of [_____], independent registered public accounting firm for Value Trust and Global Trust

(15) Not applicable.

(16) (a) Power of Attorney. (included on signature page of initial filing of the Registration Statement on Form N-14 (File No. 333-172858), as filed on March 16, 2011).

(16) (b)  Power of Attorney**

(17) (a) Form of Proxy Cards.*

(17) (b) Purchase Agreement dated [_____], 2013 between Global Trust and Royce Value Trust, Inc.***

(17) (c) Annual Report of Royce Value Trust, Inc. to Shareholders for the fiscal year ended December 31, 2012.****

(17) (d) Distribution Reinvestment and Cash Purchase Plan of Global Trust.*

*	Filed on March 16, 2011 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-172858).
**	Filed herewith.
***	To be filed by amendment.
****	Incorporated by reference to Royce Value Trust’s Form N-CSR filed on March 4, 2013.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 10th day of May, 2013.

Royce Global Value Trust, Inc.
(Registrant)

By: /s/ Charles M. Royce
(Charles M. Royce, President)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Charles M. Royce (Charles M. Royce)	President and Director	May 10, 2013
/s/ John D. Diederich John D. Diederich	Vice President and Treasurer (Principal Financial and Accounting Officer)	May 10, 2013
W. Whitney George* W. Whitney George	Director
Patricia W. Chadwick* Patricia W. Chadwick	Director
Richard M. Galkin* Richard M. Galkin	Director
Stephen L. Isaacs* Stephen L. Isaacs	Director
Arthur S. Mehlman* Arthur S. Mehlman	Director
David L. Meister* David L. Meister	Director
G. Peter O’Brien* G. Peter O’Brien	Director

*By: /s/ John D. Diederich (John D. Diederich, attorney-in-fact)	May 10, 2013

Exhibits

16(b) Power of Attorney